UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

SEMIANNUAL REPORT
SEPTEMBER 30, 2021

AC Alternatives® Market Neutral Value Fund
Investor Class (ACVVX)
I Class (ACVKX)
A Class (ACVQX)
C Class (ACVHX)
R Class (ACVWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2021. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional investment insights, please visit americancentury.com.

Stocks, Bonds Advanced Amid Growing Concerns

Broad market sentiment was upbeat to start the period. Investors generally looked beyond pandemic-related challenges to improving growth and corporate earnings data. Ongoing support from leading central banks and governments helped maintain investor confidence in the financial markets and strengthen the overall global economic outlook.

However, a summer surge in COVID-19 cases arising from the delta variant triggered worries about the recovery’s sustainability. Most economic and corporate earnings data remained favorable, but the labor market was a notable exception. Despite record job openings, job growth remained weak, complicating reopening efforts for many businesses.

In this climate, U.S. Treasury yields generally declined through early August. From there, yields rose amid soaring inflation triggered by mounting supply chain disruptions and rising energy and housing prices. Congressional debate on the debt ceiling and the $3.5 trillion "human infrastructure" bill added to inflation worries. Year-over-year headline inflation reached 5.4% in September, matching a 13-year high.

Meanwhile, in September, the Federal Reserve hinted it may start scaling back its monetary support by year-end. This prompted a spike in Treasury yields and a sell-off among stocks. A credit crisis in China’s troubled property sector also weighed on stocks. Overall, though, strong performance in the first half of the reporting period led to positive six-month returns for most broad stock and bond indices.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	61.5%
Convertible Bonds	14.1%
Exchange-Traded Funds	6.4%
Common Stocks Sold Short	(72.0)%
Exchange-Traded Funds Sold Short	(8.5)%
Temporary Cash Investments	14.8%
Other Assets and Liabilities	83.7%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,001.10	$16.86	3.36%
I Class	$1,000	$1,002.20	$15.86	3.16%
A Class	$1,000	$998.90	$18.09	3.61%
C Class	$1,000	$996.30	$21.82	4.36%
R Class	$1,000	$998.80	$19.34	3.86%
Hypothetical
Investor Class	$1,000	$1,008.22	$16.92	3.36%
I Class	$1,000	$1,009.23	$15.92	3.16%
A Class	$1,000	$1,006.97	$18.16	3.61%
C Class	$1,000	$1,003.21	$21.90	4.36%
R Class	$1,000	$1,005.72	$19.41	3.86%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares/Principal Amount	Value
COMMON STOCKS — 61.5%
Aerospace and Defense — 5.0%
HEICO Corp., Class A(1)	15,738	$1,863,851
Automobiles — 1.7%
General Motors Co.(2)	4,457	234,929
Toyota Motor Corp., ADR	521	92,608
Volkswagen AG, Preference Shares	1,351	301,141
		628,678
Banks — 2.9%
Commerce Bancshares, Inc.	2,330	162,355
JPMorgan Chase & Co.	2,741	448,674
Prosperity Bancshares, Inc.	1,610	114,519
Royal Bank of Canada	2,070	205,970
U.S. Bancorp	2,120	126,013
		1,057,531
Beverages — 1.3%
Heineken Holding NV	5,695	495,897
Building Products — 1.4%
AO Smith Corp.(1)	2,352	143,637
Johnson Controls International plc(1)	3,199	217,788
Masco Corp.(1)	2,698	149,874
		511,299
Capital Markets — 1.6%
AllianceBernstein Holding LP	6,450	319,791
Bank of New York Mellon Corp. (The)	1,496	77,553
Morgan Stanley	2,076	202,015
		599,359
Chemicals — 0.6%
Akzo Nobel NV	1,273	139,094
Linde plc	333	97,695
		236,789
Commercial Services and Supplies — 1.0%
Republic Services, Inc.	3,224	387,074
Communications Equipment — 0.6%
Cisco Systems, Inc.	3,954	215,216
Containers and Packaging — 0.6%
Amcor plc	9,535	110,511
Packaging Corp. of America	830	114,075
		224,586
Electric Utilities — 1.6%
Duke Energy Corp.	1,381	134,772
Edison International	2,345	130,077
Pinnacle West Capital Corp.	2,381	172,289
Xcel Energy, Inc.	2,322	145,125
		582,263
Electrical Equipment — 0.8%
Emerson Electric Co.(1)	3,057	287,969

	Shares/Principal Amount	Value
Electronic Equipment, Instruments and Components — 0.3%
Anritsu Corp.	5,700	$101,718
Energy Equipment and Services — 0.5%
Baker Hughes Co.	8,056	199,225
Equity Real Estate Investment Trusts (REITs) — 1.0%
Equinix, Inc.	116	91,655
VICI Properties, Inc.	2,943	83,611
Welltower, Inc.	2,207	181,857
		357,123
Food and Staples Retailing — 2.0%
Koninklijke Ahold Delhaize NV	4,288	142,782
Sysco Corp.	5,465	429,003
Walmart, Inc.	1,109	154,572
		726,357
Food Products — 0.4%
Conagra Brands, Inc.	3,073	104,083
Mondelez International, Inc., Class A	975	56,725
		160,808
Gas Utilities — 1.7%
Atmos Energy Corp.	2,346	206,917
ONE Gas, Inc.	4,880	309,246
Spire, Inc.	1,906	116,609
		632,772
Health Care Equipment and Supplies — 1.2%
Becton Dickinson and Co.	266	65,388
Hill-Rom Holdings, Inc.	993	148,950
Medtronic plc	1,808	226,633
		440,971
Health Care Providers and Services — 0.4%
Centene Corp.(2)	959	59,756
Universal Health Services, Inc., Class B	698	96,582
		156,338
Health Care Technology — 0.6%
Cerner Corp.	3,243	228,696
Household Durables — 5.0%
Electrolux AB, Series B	4,648	107,386
Lennar Corp., Class B	22,673	1,759,198
		1,866,584
Industrial Conglomerates — 0.8%
Siemens AG(1)	691	113,014
Siemens AG, ADR(1)	2,232	183,336
		296,350
Insurance — 2.1%
Globe Life, Inc.	1,877	167,109
Hartford Financial Services Group, Inc. (The)	1,653	116,123
Marsh & McLennan Cos., Inc.	691	104,638
MetLife, Inc.	6,347	391,801
		779,671
IT Services — 0.7%
Automatic Data Processing, Inc.	900	179,928
Visa, Inc., Class A	397	88,432
		268,360

	Shares/Principal Amount	Value
Machinery — 6.1%
Alfa Laval AB(1)	1,913	$71,352
Atlas Copco AB, B Shares(1)	33,392	1,697,202
Deere & Co.(1)	996	333,729
PACCAR, Inc.(1)	641	50,588
Schindler Holding AG, Bearer Participation Certificate(1)	466	125,107
		2,277,978
Media — 5.2%
Fox Corp., Class B	51,655	1,917,434
Metals and Mining — 1.0%
BHP Group plc, ADR	5,828	295,422
Freeport-McMoRan, Inc.	2,108	68,573
		363,995
Multi-Utilities — 0.3%
CMS Energy Corp.	1,864	111,337
Multiline Retail — 0.2%
Dollar Tree, Inc.(2)	925	88,541
Oil, Gas and Consumable Fuels — 5.9%
Enterprise Products Partners LP	5,527	119,604
Galp Energia SGPS SA	7,958	90,387
Royal Dutch Shell plc, Class B ADR	40,020	1,771,685
TotalEnergies SE, ADR	4,103	196,657
		2,178,333
Paper and Forest Products — 0.3%
Mondi plc	4,552	111,551
Personal Products — 1.3%
Unilever plc, ADR	9,185	498,011
Pharmaceuticals — 2.0%
Johnson & Johnson	1,693	273,419
Merck & Co., Inc.	2,643	198,516
Roche Holding AG, ADR	6,323	287,507
		759,442
Road and Rail — 1.1%
Heartland Express, Inc.	5,429	86,973
Norfolk Southern Corp.	528	126,324
Union Pacific Corp.	947	185,621
		398,918
Semiconductors and Semiconductor Equipment — 0.6%
Texas Instruments, Inc.	1,116	214,506
Software — 0.5%
Microsoft Corp.	657	185,222
Specialty Retail — 0.6%
Advance Auto Parts, Inc.	260	54,312
TJX Cos., Inc. (The)	2,439	160,925
		215,237
Textiles, Apparel and Luxury Goods — 0.3%
LVMH Moet Hennessy Louis Vuitton SE	134	95,979
Trading Companies and Distributors — 0.3%
Azelis Group NV(1)(2)	3,000	94,521
TOTAL COMMON STOCKS (Cost $16,244,775)		22,816,490

	Shares/Principal Amount	Value
CONVERTIBLE BONDS — 14.1%
Automobiles — 5.6%
Tesla, Inc., 2.00%, 5/15/24	$167,000	$2,084,496
Semiconductors and Semiconductor Equipment — 8.5%
Microchip Technology, Inc., 0.125%, 11/15/24	1,163,000	1,320,522
Teradyne, Inc., 1.25%, 12/15/23	529,000	1,829,018
		3,149,540
TOTAL CONVERTIBLE BONDS (Cost $2,349,777)		5,234,036
EXCHANGE-TRADED FUNDS — 6.4%
Consumer Discretionary Select Sector SPDR Fund(1)	2,391	429,065
iShares Russell 1000 Value ETF(1)	12,418	1,943,541
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,471,114)		2,372,606
TEMPORARY CASH INVESTMENTS — 14.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $1,020,215), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $999,892)		999,891
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $3,399,773), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $3,333,001)		3,333,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,162,995	1,162,995
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,495,886)		5,495,886
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 96.8% (Cost $25,561,552)		35,919,018
SECURITIES SOLD SHORT — (80.5)%
COMMON STOCKS SOLD SHORT — (72.0)%
Aerospace and Defense — (5.1)%
HEICO Corp.	(14,217)	(1,874,796)
Automobiles — (7.3)%
Ford Motor Co.	(16,746)	(237,123)
Honda Motor Co. Ltd., ADR	(3,025)	(92,777)
Tesla, Inc.	(2,696)	(2,090,694)
Volkswagen AG	(966)	(297,918)
		(2,718,512)
Banks — (2.9)%
Bank of America Corp.	(5,484)	(232,796)
Bank OZK	(3,767)	(161,906)
Citigroup, Inc.	(2,995)	(210,189)
First Financial Bankshares, Inc.	(2,524)	(115,978)
M&T Bank Corp.	(887)	(132,464)
National Bank of Canada	(2,717)	(208,677)
		(1,062,010)
Beverages — (1.3)%
Coca-Cola Co. (The)	(1,747)	(91,665)
Heineken NV	(3,853)	(402,156)
		(493,821)
Building Products — (1.0)%
Carrier Global Corp.	(2,193)	(113,510)
Daikin Industries Ltd.	(500)	(109,019)

	Shares/Principal Amount	Value
Fortune Brands Home & Security, Inc.	(1,599)	$(142,982)
		(365,511)
Capital Markets — (1.6)%
Franklin Resources, Inc.	(10,693)	(317,796)
Goldman Sachs Group, Inc. (The)	(535)	(202,246)
State Street Corp.	(924)	(78,281)
		(598,323)
Chemicals — (0.6)%
Air Products and Chemicals, Inc.	(387)	(99,114)
PPG Industries, Inc.	(982)	(140,436)
		(239,550)
Commercial Services and Supplies — (1.0)%
Waste Management, Inc.	(2,602)	(388,635)
Communications Equipment — (0.6)%
Arista Networks, Inc.	(623)	(214,088)
Containers and Packaging — (0.6)%
International Paper Co.	(1,994)	(111,505)
Sealed Air Corp.	(1,995)	(109,306)
		(220,811)
Distributors — (0.2)%
Genuine Parts Co.	(463)	(56,130)
Electric Utilities — (1.0)%
American Electric Power Co., Inc.	(3,130)	(254,093)
Southern Co. (The)	(2,151)	(133,298)
		(387,391)
Electrical Equipment — (0.3)%
Mitsubishi Electric Corp.	(8,400)	(116,740)
Electronic Equipment, Instruments and Components — (0.3)%
Keysight Technologies, Inc.	(604)	(99,231)
Energy Equipment and Services — (0.5)%
Schlumberger NV	(6,674)	(197,817)
Entertainment — (0.3)%
Walt Disney Co. (The)	(578)	(97,780)
Equity Real Estate Investment Trusts (REITs) — (0.7)%
SL Green Realty Corp.	(1,297)	(91,880)
Ventas, Inc.	(3,354)	(185,174)
		(277,054)
Food and Staples Retailing — (1.5)%
Albertsons Cos., Inc., Class A	(4,582)	(142,638)
US Foods Holding Corp.	(12,334)	(427,496)
		(570,134)
Food Products — (0.4)%
Hormel Foods Corp.	(2,533)	(103,853)
McCormick & Co., Inc.	(667)	(54,047)
		(157,900)
Health Care Equipment and Supplies — (1.2)%
Abbott Laboratories	(558)	(65,916)
Baxter International, Inc.	(1,837)	(147,750)
Stryker Corp.	(850)	(224,162)
		(437,828)
Health Care Providers and Services — (0.4)%
HCA Healthcare, Inc.	(389)	(94,418)

	Shares/Principal Amount	Value
UnitedHealth Group, Inc.	(149)	$(58,220)
		(152,638)
Household Durables — (5.4)%
Husqvarna AB, B Shares	(8,587)	(102,581)
Lennar Corp., Class A	(18,778)	(1,759,123)
Whirlpool Corp.	(705)	(143,721)
		(2,005,425)
Household Products — (1.3)%
Procter & Gamble Co. (The)	(3,499)	(489,160)
Industrial Conglomerates — (0.5)%
General Electric Co.	(1,743)	(179,581)
Insurance — (2.2)%
Aon plc, Class A	(386)	(110,307)
Prudential Financial, Inc.	(3,796)	(399,339)
Travelers Cos., Inc. (The)	(766)	(116,440)
Unum Group	(6,993)	(175,245)
		(801,331)
Internet and Direct Marketing Retail — (0.5)%
Amazon.com, Inc.	(58)	(190,532)
IT Services — (0.7)%
Mastercard, Inc., Class A	(269)	(93,526)
Paychex, Inc.	(1,579)	(177,558)
		(271,084)
Leisure Products — (0.2)%
Peloton Interactive, Inc., Class A	(964)	(83,916)
Machinery — (7.0)%
AGCO Corp.	(2,746)	(336,467)
Atlas Copco AB, A Shares	(29,400)	(1,775,338)
Caterpillar, Inc.	(1,498)	(287,571)
Kone Oyj, B Shares	(1,882)	(132,208)
Volvo AB, B Shares	(2,496)	(55,727)
		(2,587,311)
Media — (5.2)%
Fox Corp., Class A	(47,769)	(1,916,015)
Metals and Mining — (1.0)%
Antofagasta plc	(3,990)	(72,509)
BHP Group Ltd., ADR	(5,498)	(294,253)
		(366,762)
Multi-Utilities — (0.5)%
Consolidated Edison, Inc.	(2,451)	(177,918)
Multiline Retail — (0.2)%
Ollie's Bargain Outlet Holdings, Inc.	(1,428)	(86,080)
Oil, Gas and Consumable Fuels — (5.5)%
Chevron Corp.	(839)	(85,117)
Royal Dutch Shell plc, Class A ADR	(39,690)	(1,768,983)
Valero Energy Corp.	(2,776)	(195,902)
		(2,050,002)
Paper and Forest Products — (0.3)%
UPM-Kymmene Oyj	(3,125)	(110,607)
Pharmaceuticals — (2.1)%
AstraZeneca plc, ADR	(1,999)	(120,060)

	Shares/Principal Amount	Value
Bristol-Myers Squibb Co.	(5,250)	$(310,643)
Pfizer, Inc.	(4,609)	(198,233)
Sanofi	(1,421)	(136,791)
		(765,727)
Road and Rail — (1.1)%
CSX Corp.	(10,442)	(310,545)
Werner Enterprises, Inc.	(1,975)	(87,433)
		(397,978)
Semiconductors and Semiconductor Equipment — (7.7)%
Intel Corp.	(4,010)	(213,653)
Microchip Technology, Inc.	(5,374)	(824,855)
Teradyne, Inc.	(16,779)	(1,831,764)
		(2,870,272)
Specialty Retail — (1.5)%
Burlington Stores, Inc.	(577)	(163,620)
Carvana Co.	(571)	(172,179)
Signet Jewelers Ltd.	(980)	(77,381)
Tractor Supply Co.	(765)	(154,997)
		(568,177)
Textiles, Apparel and Luxury Goods — (0.3)%
VF Corp.	(1,470)	(98,475)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $15,818,900)		(26,743,053)
EXCHANGE-TRADED FUNDS SOLD SHORT — (8.5)%
Alerian MLP ETF	(3,532)	(117,722)
ARK Innovation ETF	(933)	(103,125)
Health Care Select Sector SPDR Fund	(1,788)	(227,612)
iShares Russell 1000 Growth ETF	(6,757)	(1,851,688)
iShares U.S. Real Estate ETF	(836)	(85,598)
Utilities Select Sector SPDR Fund	(11,856)	(757,361)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $2,087,717)		(3,143,106)
TOTAL SECURITIES SOLD SHORT — (80.5)% (Proceeds $17,906,617)		(29,886,159)
OTHER ASSETS AND LIABILITIES — 83.7%		31,085,551
TOTAL NET ASSETS — 100.0%		$37,118,410

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,143	USD	3,275	Morgan Stanley	12/31/21	$(4)
CAD	424	USD	333	Morgan Stanley	12/31/21	2
USD	137	CAD	174	Bank of America N.A.	12/31/21	(1)
USD	932	CAD	1,186	Morgan Stanley	12/31/21	(5)
USD	1,055	CAD	1,341	Morgan Stanley	12/31/21	(4)
USD	1,177	CAD	1,490	Morgan Stanley	12/31/21	—
CHF	9,676	USD	10,380	Morgan Stanley	12/30/21	26
USD	370,915	CHF	341,264	Morgan Stanley	12/30/21	3,877
USD	19,498	EUR	16,569	Credit Suisse AG	12/31/21	267
USD	18,195	EUR	15,518	Credit Suisse AG	12/31/21	184
USD	38,922	EUR	33,250	Credit Suisse AG	12/31/21	331
USD	71,982	EUR	62,078	Credit Suisse AG	12/31/21	(70)
USD	528,690	EUR	449,729	Goldman Sachs & Co.	12/31/21	6,709
USD	183,394	GBP	134,325	JPMorgan Chase Bank N.A.	12/31/21	2,362
USD	11,754	GBP	8,552	JPMorgan Chase Bank N.A.	12/31/21	229
USD	50,139	GBP	36,655	JPMorgan Chase Bank N.A.	12/31/21	738
USD	10,392	GBP	7,744	JPMorgan Chase Bank N.A.	12/31/21	(44)
USD	8,099	GBP	6,015	JPMorgan Chase Bank N.A.	12/31/21	(8)
JPY	12,750,170	USD	116,494	Bank of America N.A.	12/30/21	(1,826)
JPY	365,840	USD	3,301	Bank of America N.A.	12/30/21	(10)
USD	3,353	JPY	368,815	Bank of America N.A.	12/30/21	36
USD	3,711	JPY	413,610	Bank of America N.A.	12/30/21	(9)
USD	3,660	JPY	409,530	Bank of America N.A.	12/30/21	(24)
SEK	409,435	USD	47,345	UBS AG	12/30/21	(528)
SEK	21,320	USD	2,473	UBS AG	12/30/21	(35)
USD	1,887	SEK	16,393	UBS AG	12/30/21	12
USD	6,507	SEK	56,800	UBS AG	12/30/21	13
USD	1,110	SEK	9,755	UBS AG	12/30/21	(6)
USD	1,709	SEK	14,989	UBS AG	12/30/21	(5)
						$12,207

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $6,672,263.
(2)Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $25,561,552)	$35,919,018
Deposits for securities sold short	31,043,173
Foreign currency holdings, at value (cost of $1,549)	1,544
Receivable for investments sold	550,919
Receivable for capital shares sold	44,309
Unrealized appreciation on forward foreign currency exchange contracts	14,786
Dividends and interest receivable	61,887
67,635,636

Liabilities
Securities sold short, at value (proceeds of $17,906,617)	29,886,159
Disbursements in excess of demand deposit cash	3,138
Payable for investments purchased	477,759
Payable for capital shares redeemed	69,887
Unrealized depreciation on forward foreign currency exchange contracts	2,579
Accrued management fees	48,408
Distribution and service fees payable	1,490
Dividend expense payable on securities sold short	16,448
Fees and charges payable on borrowings for securities sold short	11,358
30,517,226

Net Assets	$37,118,410

Net Assets Consist of:
Capital (par value and paid-in surplus)	$84,468,387
Distributable earnings	(47,349,977)
$37,118,410

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,593,776	629,157	$8.89
I Class, $0.01 Par Value	$29,142,239	3,217,877	$9.06
A Class, $0.01 Par Value	$693,369	79,657	$8.70*
C Class, $0.01 Par Value	$1,487,792	184,825	$8.05
R Class, $0.01 Par Value	$201,234	23,704	$8.49
*Maximum offering price $9.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,663)	$305,500
Interest	6,612
312,112

Expenses:
Dividend expense on securities sold short	315,042
Fees and charges on borrowings for securities sold short	76,744
Management fees	342,558
Distribution and service fees:
A Class	909
C Class	8,273
R Class	482
Directors' fees and expenses	630
Other expenses	75
744,713

Net investment income (loss)	(432,601)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,251,631
Securities sold short transactions	(4,465,549)
Forward foreign currency exchange contract transactions	3,119
Foreign currency translation transactions	(438)
788,763

Change in net unrealized appreciation (depreciation) on:
Investments	(3,583,136)
Securities sold short	3,255,895
Forward foreign currency exchange contracts	(2,628)
Translation of assets and liabilities in foreign currencies	(104)
(329,973)

Net realized and unrealized gain (loss)	458,790

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,189

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$(432,601)	$(1,142,468)
Net realized gain (loss)	788,763	578,912
Change in net unrealized appreciation (depreciation)	(329,973)	(3,550,523)
Net increase (decrease) in net assets resulting from operations	26,189	(4,114,079)

Distributions to Shareholders
From earnings:
Investor Class	—	(23,722)
I Class	—	(207,288)
A Class	—	(366)
Decrease in net assets from distributions	—	(231,376)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(13,495,737)	(20,758,122)

Net increase (decrease) in net assets	(13,469,548)	(25,103,577)

Net Assets
Beginning of period	50,587,958	75,691,535
End of period	$37,118,410	$50,587,958

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class
1.65%	1.45%	1.65%	1.65%	1.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended September 30, 2021 were $31,095,342 and $31,664,531, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	48,899	$433,012	249,059	$2,284,342
Issued in reinvestment of distributions	—	—	2,606	23,476
Redeemed	(265,037)	(2,350,435)	(639,488)	(5,843,159)
	(216,138)	(1,917,423)	(387,823)	(3,535,341)
I Class/Shares Authorized	80,000,000		80,000,000
Sold	447,504	4,037,632	2,865,984	26,725,355
Issued in reinvestment of distributions	—	—	22,594	207,187
Redeemed	(1,699,163)	(15,321,608)	(4,322,747)	(40,550,020)
	(1,251,659)	(11,283,976)	(1,434,169)	(13,617,478)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	7,770	67,518	44,856	398,075
Issued in reinvestment of distributions	—	—	41	366
Redeemed	(15,527)	(134,705)	(206,377)	(1,825,909)
	(7,757)	(67,187)	(161,480)	(1,427,468)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	5,379	43,244	21,045	175,697
Redeemed	(36,663)	(294,530)	(286,428)	(2,397,931)
	(31,284)	(251,286)	(265,383)	(2,222,234)
R Class/Shares Authorized	25,000,000		25,000,000
Sold	3,328	28,191	21,883	192,879
Redeemed	(480)	(4,056)	(16,960)	(148,480)
	2,848	24,135	4,923	44,399
Net increase (decrease)	(1,503,990)	$(13,495,737)	(2,243,932)	$(20,758,122)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$327,537	$301,141	—
Banks	851,561	205,970	—
Beverages	—	495,897	—
Chemicals	97,695	139,094	—
Electronic Equipment, Instruments and Components	—	101,718	—
Food and Staples Retailing	583,575	142,782	—
Household Durables	1,759,198	107,386	—
Industrial Conglomerates	183,336	113,014	—
Machinery	384,317	1,893,661	—
Oil, Gas and Consumable Fuels	2,087,946	90,387	—
Paper and Forest Products	—	111,551	—
Textiles, Apparel and Luxury Goods	—	95,979	—
Trading Companies and Distributors	—	94,521	—
Other Industries	12,648,224	—	—
Convertible Bonds	—	5,234,036	—
Exchange-Traded Funds	2,372,606	—	—
Temporary Cash Investments	1,162,995	4,332,891	—
	$22,458,990	$13,460,028	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,786	—

Liabilities
Securities Sold Short
Common Stocks
Automobiles	$2,420,594	$297,918	—
Banks	853,333	208,677	—
Beverages	91,665	402,156	—
Building Products	256,492	109,019	—
Electrical Equipment	—	116,740	—
Household Durables	1,902,844	102,581	—
Machinery	624,038	1,963,273	—
Metals and Mining	294,253	72,509	—
Paper and Forest Products	—	110,607	—
Pharmaceuticals	628,936	136,791	—
Other Industries	16,150,627	—	—
Exchange-Traded Funds	3,143,106	—	—
	$26,365,888	$3,520,271	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,579	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,494,129.

The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $14,786 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,579 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,119 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(2,628) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the companies whose securities it owns in its long portfolio, or in which the fund has taken a short position as well as other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$26,081,007
Gross tax appreciation of investments	$10,066,333
Gross tax depreciation of investments	(228,322)
Net tax appreciation (depreciation) of investments	$9,838,011
Gross tax appreciation on securities sold short	168,526
Gross tax depreciation on securities sold short	(12,327,693)
Net tax appreciation (depreciation)	$(2,321,156)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2021, the fund had accumulated short-term capital losses of $(39,283,282), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of March 31, 2021, the fund had late-year ordinary loss deferrals of $(245,851), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021(3)	$8.88	(0.09)	0.10	0.01	—	—	—	$8.89	0.11%	3.36%(4)	3.36%(4)	1.65%(4)	(2.00)%(4)	(2.00)%(4)	85%	$5,594
2021	$9.53	(0.19)	(0.44)	(0.63)	(0.02)	—	(0.02)	$8.88	(6.57)%	3.77%	3.77%	1.67%	(2.03)%	(2.03)%	299%	$7,507
2020	$9.45	—(5)	0.14	0.14	(0.06)	—	(0.06)	$9.53	1.52%	3.47%	3.47%	1.66%	0.04%	0.04%	580%	$11,753
2019	$10.27	0.02	(0.33)	(0.31)	—	(0.51)	(0.51)	$9.45	(3.04)%	3.48%	3.58%	1.66%	0.26%	0.16%	324%	$73,871
2018	$10.76	(0.12)	(0.13)	(0.25)	—	(0.24)	(0.24)	$10.27	(2.36)%	3.82%	4.07%	1.66%	(1.10)%	(1.35)%	307%	$232,629
2017	$10.73	(0.18)	0.49	0.31	—	(0.28)	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
I Class
2021(3)	$9.04	(0.08)	0.10	0.02	—	—	—	$9.06	0.22%	3.16%(4)	3.16%(4)	1.45%(4)	(1.80)%(4)	(1.80)%(4)	85%	$29,142
2021	$9.70	(0.17)	(0.45)	(0.62)	(0.04)	—	(0.04)	$9.04	(6.37)%	3.57%	3.57%	1.47%	(1.83)%	(1.83)%	299%	$40,396
2020	$9.61	0.02	0.15	0.17	(0.08)	—	(0.08)	$9.70	1.80%	3.27%	3.27%	1.46%	0.24%	0.24%	580%	$57,261
2019	$10.42	0.05	(0.35)	(0.30)	—	(0.51)	(0.51)	$9.61	(2.90)%	3.28%	3.38%	1.46%	0.46%	0.36%	324%	$188,718
2018	$10.89	(0.09)	(0.14)	(0.23)	—	(0.24)	(0.24)	$10.42	(2.15)%	3.62%	3.87%	1.46%	(0.90)%	(1.15)%	307%	$261,906
2017	$10.83	(0.16)	0.50	0.34	—	(0.28)	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021(3)	$8.71	(0.10)	0.09	(0.01)	—	—	—	$8.70	(0.11)%	3.61%(4)	3.61%(4)	1.90%(4)	(2.25)%(4)	(2.25)%(4)	85%	$693
2021	$9.34	(0.21)	(0.42)	(0.63)	—(5)	—	—(5)	$8.71	(6.72)%	4.02%	4.02%	1.92%	(2.28)%	(2.28)%	299%	$761
2020	$9.26	(0.04)	0.16	0.12	(0.04)	—	(0.04)	$9.34	1.29%	3.72%	3.72%	1.91%	(0.21)%	(0.21)%	580%	$2,325
2019	$10.10	(0.01)	(0.32)	(0.33)	—	(0.51)	(0.51)	$9.26	(3.29)%	3.73%	3.83%	1.91%	0.01%	(0.09)%	324%	$3,926
2018	$10.61	(0.15)	(0.12)	(0.27)	—	(0.24)	(0.24)	$10.10	(2.58)%	4.07%	4.32%	1.91%	(1.35)%	(1.60)%	307%	$12,055
2017	$10.61	(0.20)	0.48	0.28	—	(0.28)	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662
C Class
2021(3)	$8.08	(0.12)	0.09	(0.03)	—	—	—	$8.05	(0.37)%	4.36%(4)	4.36%(4)	2.65%(4)	(3.00)%(4)	(3.00)%(4)	85%	$1,488
2021	$8.74	(0.25)	(0.41)	(0.66)	—	—	—	$8.08	(7.55)%	4.77%	4.77%	2.67%	(3.03)%	(3.03)%	299%	$1,746
2020	$8.69	(0.09)	0.14	0.05	—	—	—	$8.74	0.58%	4.47%	4.47%	2.66%	(0.96)%	(0.96)%	580%	$4,206
2019	$9.58	(0.07)	(0.31)	(0.38)	—	(0.51)	(0.51)	$8.69	(4.00)%	4.48%	4.58%	2.66%	(0.74)%	(0.84)%	324%	$10,648
2018	$10.16	(0.21)	(0.13)	(0.34)	—	(0.24)	(0.24)	$9.58	(3.39)%	4.82%	5.07%	2.66%	(2.10)%	(2.35)%	307%	$22,629
2017	$10.24	(0.27)	0.47	0.20	—	(0.28)	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021(3)	$8.50	(0.10)	0.09	(0.01)	—	—	—	$8.49	(0.12)%	3.86%(4)	3.86%(4)	2.15%(4)	(2.50)%(4)	(2.50)%(4)	85%	$201
2021	$9.15	(0.22)	(0.43)	(0.65)	—	—	—	$8.50	(7.10)%	4.27%	4.27%	2.17%	(2.53)%	(2.53)%	299%	$177
2020	$9.07	(0.08)	0.18	0.10	(0.02)	—	(0.02)	$9.15	1.06%	3.97%	3.97%	2.16%	(0.46)%	(0.46)%	580%	$146
2019	$9.92	(0.03)	(0.31)	(0.34)	—	(0.51)	(0.51)	$9.07	(3.45)%	3.98%	4.08%	2.16%	(0.24)%	(0.34)%	324%	$40
2018	$10.46	(0.16)	(0.14)	(0.30)	—	(0.24)	(0.24)	$9.92	(2.91)%	4.32%	4.57%	2.16%	(1.60)%	(1.85)%	307%	$79
2017	$10.49	(0.22)	0.47	0.25	—	(0.28)	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being
29

undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90804 2111

Semiannual Report

September 30, 2021

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)
G Class (AEIMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2021. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional investment insights, please visit americancentury.com.

Stocks, Bonds Advanced Amid Growing Concerns

Broad market sentiment was upbeat to start the period. Investors generally looked beyond pandemic-related challenges to improving growth and corporate earnings data. Ongoing support from leading central banks and governments helped maintain investor confidence in the financial markets and strengthen the overall global economic outlook.

However, a summer surge in COVID-19 cases arising from the delta variant triggered worries about the recovery’s sustainability. Most economic and corporate earnings data remained favorable, but the labor market was a notable exception. Despite record job openings, job growth remained weak, complicating reopening efforts for many businesses.

In this climate, U.S. Treasury yields generally declined through early August. From there, yields rose amid soaring inflation triggered by mounting supply chain disruptions and rising energy and housing prices. Congressional debate on the debt ceiling and the $3.5 trillion "human infrastructure" bill added to inflation worries. Year-over-year headline inflation reached 5.4% in September, matching a 13-year high.

Meanwhile, in September, the Federal Reserve hinted it may start scaling back its monetary support by year-end. This prompted a spike in Treasury yields and a sell-off among stocks. A credit crisis in China’s troubled property sector also weighed on stocks. Overall, though, strong performance in the first half of the reporting period led to positive six-month returns for most broad stock and bond indices.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	81.5%
Preferred Stocks	10.0%
Convertible Bonds	3.2%
Convertible Preferred Stocks	1.7%
Exchange-Traded Funds	0.5%
Corporate Bonds	0.2%
Temporary Cash Investments	2.8%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.5)%

Top Five Industries*	% of net assets
Banks	10.3%
Pharmaceuticals	7.7%
Health Care Equipment and Supplies	6.3%
Insurance	6.3%
Capital Markets	5.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
4

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,040.60	$4.60	0.90%
I Class	$1,000	$1,040.50	$3.58	0.70%
Y Class	$1,000	$1,041.20	$2.81	0.55%
A Class	$1,000	$1,039.30	$5.88	1.15%
C Class	$1,000	$1,034.30	$9.69	1.90%
R Class	$1,000	$1,038.10	$7.15	1.40%
R5 Class	$1,000	$1,040.50	$3.58	0.70%
R6 Class	$1,000	$1,042.30	$2.82	0.55%
G Class	$1,000	$1,045.10	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.56	$4.56	0.90%
I Class	$1,000	$1,021.56	$3.55	0.70%
Y Class	$1,000	$1,022.31	$2.79	0.55%
A Class	$1,000	$1,019.30	$5.82	1.15%
C Class	$1,000	$1,015.54	$9.60	1.90%
R Class	$1,000	$1,018.05	$7.08	1.40%
R5 Class	$1,000	$1,021.56	$3.55	0.70%
R6 Class	$1,000	$1,022.31	$2.79	0.55%
G Class	$1,000	$1,025.07	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
5

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares/ Principal Amount	Value
COMMON STOCKS — 81.5%
Aerospace and Defense — 1.5%
Raytheon Technologies Corp.	1,999,327	$171,862,149
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., Class B	253,664	46,192,214
Auto Components — 0.4%
Bridgestone Corp.	997,900	47,211,840
Automobiles — 0.4%
Toyota Motor Corp.	2,499,500	44,534,557
Banks — 3.3%
Commerce Bancshares, Inc.	550,574	38,363,996
JPMorgan Chase & Co.	1,299,900	212,780,631
PNC Financial Services Group, Inc. (The)	392,223	76,734,508
U.S. Bancorp	997,300	59,279,512
		387,158,647
Beverages — 2.0%
PepsiCo, Inc.	1,598,093	240,369,168
Building Products — 0.1%
Assa Abloy AB, B Shares	516,300	14,976,110
Capital Markets — 4.1%
Ameriprise Financial, Inc.	371,799	98,199,552
Bank of New York Mellon Corp. (The)	3,294,208	170,771,743
BlackRock, Inc.	49,875	41,828,167
Janus Henderson Group plc	269,693	11,146,412
Northern Trust Corp.	1,096,232	118,184,772
T. Rowe Price Group, Inc.	199,787	39,298,103
		479,428,749
Chemicals — 3.3%
Akzo Nobel NV	898,010	98,120,709
Linde plc	988,731	290,073,901
		388,194,610
Commercial Services and Supplies — 0.8%
Republic Services, Inc.	792,375	95,132,542
Communications Equipment — 2.1%
Cisco Systems, Inc.	4,497,777	244,814,002
Containers and Packaging — 1.1%
Amcor plc	3,999,700	46,356,523
Packaging Corp. of America	600,021	82,466,886
		128,823,409
Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.	5,999,155	324,014,361
Electric Utilities — 1.7%
Duke Energy Corp.	998,459	97,439,614
Evergy, Inc.	379,603	23,611,307
Eversource Energy	993,495	81,228,151
		202,279,072
Electrical Equipment — 4.2%
ABB Ltd.	489,642	16,379,413
6

	Shares/ Principal Amount	Value
Emerson Electric Co.	3,494,090	$329,143,278
Hubbell, Inc.	798,635	144,289,385
		489,812,076
Electronic Equipment, Instruments and Components — 0.9%
Corning, Inc.	2,998,521	109,416,031
Energy Equipment and Services — 0.2%
Baker Hughes Co.	999,992	24,729,802
Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	199,779	53,023,345
Equinix, Inc.	79,956	63,175,634
Welltower, Inc.	597,635	49,245,124
		165,444,103
Food and Staples Retailing — 3.6%
Koninklijke Ahold Delhaize NV	2,997,309	99,804,789
Walmart, Inc.	2,298,895	320,419,985
		420,224,774
Food Products — 3.6%
Hershey Co. (The)	599,163	101,408,338
Mondelez International, Inc., Class A	2,538,596	147,695,515
Nestle SA	1,399,836	168,666,266
		417,770,119
Gas Utilities — 4.5%
Atmos Energy Corp.	1,974,902	174,186,357
ONE Gas, Inc.(1)	3,099,828	196,436,100
Spire, Inc.	2,499,896	152,943,637
		523,566,094
Health Care Equipment and Supplies — 5.1%
Becton Dickinson and Co.	440,122	108,190,790
Medtronic plc	3,897,604	488,564,661
		596,755,451
Health Care Providers and Services — 1.9%
Cardinal Health, Inc.	930,100	46,002,746
Cigna Corp.	95,779	19,171,125
Quest Diagnostics, Inc.	651,923	94,730,931
UnitedHealth Group, Inc.	169,900	66,386,726
		226,291,528
Health Care Technology — 1.2%
Cerner Corp.	1,997,553	140,867,438
Household Durables — 0.1%
Electrolux AB, Series B(2)	499,900	11,549,545
Household Products — 2.9%
Colgate-Palmolive Co.	3,155,135	238,465,103
Procter & Gamble Co. (The)	715,720	100,057,656
		338,522,759
Insurance — 5.9%
Aflac, Inc.	1,385,248	72,212,978
Allstate Corp. (The)	275,707	35,100,258
Chubb Ltd.	992,182	172,123,734
Hartford Financial Services Group, Inc. (The)	999,965	70,247,541
Marsh & McLennan Cos., Inc.	2,185,641	330,971,617
MetLife, Inc.	199,900	12,339,827
		692,995,955
7

	Shares/ Principal Amount	Value
IT Services — 1.5%
Automatic Data Processing, Inc.	873,405	$174,611,128
Machinery — 0.3%
PACCAR, Inc.	391,138	30,868,611
Oil, Gas and Consumable Fuels — 4.4%
Chevron Corp.	1,999,683	202,867,840
Enterprise Products Partners LP	8,999,756	194,754,720
TotalEnergies SE	2,599,317	124,242,007
		521,864,567
Personal Products — 1.8%
Unilever plc	3,999,114	216,016,551
Pharmaceuticals — 7.7%
Johnson & Johnson	3,594,839	580,566,499
Merck & Co., Inc.	499,800	37,539,978
Roche Holding AG	799,962	291,961,933
		910,068,410
Road and Rail — 1.3%
Norfolk Southern Corp.	655,319	156,785,071
Semiconductors and Semiconductor Equipment — 1.4%
Texas Instruments, Inc.	872,913	167,782,608
Software — 2.8%
Microsoft Corp.	799,706	225,453,115
Oracle Corp. (New York)	1,251,645	109,055,829
		334,508,944
Thrifts and Mortgage Finance — 0.8%
Capitol Federal Financial, Inc.(1)	7,914,186	90,933,997
TOTAL COMMON STOCKS (Cost $7,199,800,355)		9,576,376,992
PREFERRED STOCKS — 10.0%
Banks — 6.5%
Bank of America Corp., 4.30%	35,954,000	36,628,138
Bank of America Corp., 5.875%	102,202,000	116,776,005
Citigroup, Inc., 5.95%	68,062,000	70,997,174
JPMorgan Chase & Co., 3.60%	82,210,000	82,660,485
JPMorgan Chase & Co., 4.60%	89,013,000	91,127,059
JPMorgan Chase & Co., 5.00%	161,224,000	168,378,315
U.S. Bancorp, 5.30%	137,380,000	157,355,052
Wells Fargo & Co., 3.90%	39,511,000	40,770,413
		764,692,641
Capital Markets — 1.5%
Bank of New York Mellon Corp. (The), 3.54%	28,615,000	28,763,118
Bank of New York Mellon Corp. (The), 4.70%	9,871,000	10,858,100
Charles Schwab Corp. (The), 5.00%(2)	6,681,000	7,127,589
Charles Schwab Corp. (The), 5.375%	34,310,000	38,212,763
Charles Schwab Corp. (The), Series I, 4.00%	89,859,000	93,902,655
		178,864,225
Electric Utilities — 1.0%
Duke Energy Corp., 4.875%	102,852,000	110,180,205
Insurance — 0.4%
Progressive Corp. (The), 5.375%	40,146,000	41,751,840
8

	Shares/ Principal Amount	Value
Multi-Utilities — 0.6%
Dominion Energy, Inc., 4.65%	69,238,000	$74,347,764
TOTAL PREFERRED STOCKS (Cost $1,105,910,647)		1,169,836,675
CONVERTIBLE BONDS — 3.2%
Airlines — 0.1%
Southwest Airlines Co., 1.25%, 5/1/25	$7,060,000	10,572,350
Construction Materials — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 3.43%, 2/2/22(3)(4)	49,900	18,069,740
Diversified Financial Services — 0.8%
Merrill Lynch International & Co. CV, (convertible into Berkshire Hathaway, Inc., Class B), 1.30%, 1/24/22(3)(4)	129,900	35,080,862
Merrill Lynch International & Co. CV, (convertible into Berkshire Hathaway, Inc., Class B), 4.25%, 3/24/22(3)(4)	129,900	35,101,026
UBS AG, (convertible into Berkshire Hathaway, Inc., Class B), 0.55%, 10/4/21(3)(4)	98,979	26,056,643
		96,238,531
Hotels, Restaurants and Leisure — 0.4%
Cracker Barrel Old Country Store, Inc., 0.625%, 6/15/26(3)	49,969,000	50,624,843
Metals and Mining — 0.4%
JPMorgan Chase Bank N.A., (convertible into Freeport-McMoRan, Inc.), 18.15%, 10/26/21(3)(4)	799,000	28,140,958
JPMorgan Chase Bank N.A., (convertible into Freeport-McMoRan, Inc.), 16.90%, 11/5/21(3)(4)	334,500	12,375,712
JPMorgan Chase Bank N.A., (convertible into Freeport-McMoRan, Inc.), 16.61%, 12/21/21(3)(4)	20,000	683,740
		41,200,410
Multiline Retail — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Dollar Tree, Inc.), 3.36%, 12/2/21(3)(4)	185,700	18,753,001
Oil, Gas and Consumable Fuels — 0.1%
Pioneer Natural Resources Co., 0.25%, 5/15/25	9,996,000	16,183,524
Semiconductors and Semiconductor Equipment — 0.8%
Microchip Technology, Inc., 0.125%, 11/15/24	80,983,000	91,951,733
Specialty Retail — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Advance Auto Parts, Inc.), 7.42%, 11/18/21(3)(4)	139,900	28,945,988
TOTAL CONVERTIBLE BONDS (Cost $357,864,245)		372,540,120
CONVERTIBLE PREFERRED STOCKS — 1.7%
Banks — 0.5%
Bank of America Corp., 7.25%	39,900	57,543,780
Health Care Equipment and Supplies — 1.2%
Becton Dickinson and Co., 6.00%, 6/1/23(2)	2,716,662	146,645,415
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $197,516,878)		204,189,195
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Value ETF (Cost $50,764,071)	399,548	62,533,257
CORPORATE BONDS — 0.2%
Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., VRN, 5.65%, 5/1/79(2) (Cost $19,805,909)	$19,778,000	23,222,140
9

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 2.8%
Federal Home Loan Bank Discount Notes, 0.00%, 10/1/21(5)	$100,000,000	$100,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $43,446,613), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $42,581,138)		42,581,114
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $144,810,488), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $141,971,039)		141,971,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	49,602,553	49,602,553
TOTAL TEMPORARY CASH INVESTMENTS (Cost $334,154,667)		334,154,667
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $66,429,283)	66,429,283	66,429,283
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $9,332,246,055)		11,809,282,329
OTHER ASSETS AND LIABILITIES — (0.5)%		(63,128,902)
TOTAL NET ASSETS — 100.0%		$11,746,153,427

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
Medtronic plc	1,100	Put	$126.00	10/15/21	$13,788,500	$(141,370)	$(246,400)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	11,446,515	USD	12,279,918	Morgan Stanley	12/30/21	$31,106
USD	438,254,576	CHF	403,220,505	Morgan Stanley	12/30/21	4,580,489
USD	485,427,966	EUR	412,928,112	Goldman Sachs & Co.	12/31/21	6,159,850
USD	84,268,401	JPY	9,229,833,720	Bank of America N.A.	12/30/21	1,259,954
USD	2,223,009	JPY	247,772,160	Bank of America N.A.	12/30/21	(5,328)
USD	24,493,177	SEK	211,815,522	UBS AG	12/30/21	273,200
						$12,299,271

10

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
SEK	-	Swedish Krona
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $69,136,619. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $253,832,513, which represented 2.2% of total net assets. Of these securities, 0.4% of total net assets were deemed illiquid under policies approved by the Board of Directors.
(4)Equity-linked debt security. The aggregated value of these securities at the period end was $203,207,670, which represented 1.7% of total net assets.
(5)The rate indicated is the yield to maturity at purchase.
(6)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $71,376,956, which includes securities collateral of $4,947,673.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $9,026,697,481) — including $69,136,619 of securities on loan	$11,455,482,949
Investment securities - affiliated, at value (cost of $239,119,291)	287,370,097
Investment made with cash collateral received for securities on loan, at value (cost of $66,429,283)	66,429,283
Total investment securities, at value (cost of $9,332,246,055)	11,809,282,329
Deposits with broker for options contracts	3,780,000
Receivable for investments sold	12,353,829
Receivable for capital shares sold	3,893,508
Unrealized appreciation on forward foreign currency exchange contracts	12,304,599
Dividends and interest receivable	30,910,259
Securities lending receivable	44,731
11,872,569,255

Liabilities
Written options, at value (premiums received $141,370)	246,400
Payable for collateral received for securities on loan	66,429,283
Payable for investments purchased	39,285,512
Payable for capital shares redeemed	12,276,682
Unrealized depreciation on forward foreign currency exchange contracts	5,328
Accrued management fees	7,727,101
Distribution and service fees payable	445,522
126,415,828

Net Assets	$11,746,153,427

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,770,150,463
Distributable earnings	2,976,002,964
$11,746,153,427

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,152,738,320	426,949,280	$9.73
I Class, $0.01 Par Value	$5,037,267,199	517,208,352	$9.74
Y Class, $0.01 Par Value	$277,966,749	28,508,388	$9.75
A Class, $0.01 Par Value	$861,936,720	88,625,480	$9.73*
C Class, $0.01 Par Value	$283,784,859	29,183,661	$9.72
R Class, $0.01 Par Value	$49,905,760	5,152,776	$9.69
R5 Class, $0.01 Par Value	$61,068,745	6,276,771	$9.73
R6 Class, $0.01 Par Value	$1,021,479,033	104,777,019	$9.75
G Class, $0.01 Par Value	$6,042	619	$9.76
*Maximum offering price $10.32 (net asset value divided by 0.9425).

See Notes to Financial Statements.
12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $8,081,251 from affiliates and net of foreign taxes withheld of $2,251,722)	$134,777,481
Interest	26,526,360
Securities lending, net	114,082
161,417,923

Expenses:
Management fees	47,626,339
Distribution and service fees:
A Class	1,119,764
C Class	1,514,861
R Class	135,963
Directors' fees and expenses	162,508
Other expenses	1,747
50,561,182
Fees waived - G Class	(16)
50,561,166

Net investment income (loss)	110,856,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,643,357 from affiliates) (Note 4)	472,447,979
Forward foreign currency exchange contract transactions	9,394,780
Written options contract transactions	701,286
Foreign currency translation transactions	175,920
482,719,965

Change in net unrealized appreciation (depreciation) on:
Investments (including $(57,285,591) from affiliates)	(96,852,768)
Forward foreign currency exchange contracts	(5,217,934)
Written options contracts	(153,538)
Translation of assets and liabilities in foreign currencies	(93,843)
(102,318,083)

Net realized and unrealized gain (loss)	380,401,882

Net Increase (Decrease) in Net Assets Resulting from Operations	$491,258,639

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$110,856,757	$245,864,202
Net realized gain (loss)	482,719,965	401,852,680
Change in net unrealized appreciation (depreciation)	(102,318,083)	2,734,453,371
Net increase (decrease) in net assets resulting from operations	491,258,639	3,382,170,253

Distributions to Shareholders
From earnings:
Investor Class	(44,929,520)	(89,824,916)
I Class	(59,463,971)	(116,672,660)
Y Class	(3,474,682)	(6,594,058)
A Class	(8,206,980)	(14,576,470)
C Class	(1,653,056)	(4,417,051)
R Class	(429,558)	(1,002,485)
R5 Class	(730,467)	(1,336,997)
R6 Class	(12,869,357)	(24,137,281)
G Class	(91)	(160)
Decrease in net assets from distributions	(131,757,682)	(258,562,078)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(606,436,307)	(1,141,632,398)

Net increase (decrease) in net assets	(246,935,350)	1,981,975,777

Net Assets
Beginning of period	11,993,088,777	10,011,113,000
End of period	$11,746,153,427	$11,993,088,777

See Notes to Financial Statements.
14

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds,
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may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$10,207,333	—	—	—	$10,207,333
Convertible Preferred Stocks	52,331,449	—	—	—	52,331,449
Corporate Bonds	263,241	—	—	—	263,241
Preferred Stocks	3,627,260	—	—	—	3,627,260
Total Borrowings	$66,429,283	—	—	—	$66,429,283
Gross amount of recognized liabilities for securities lending transactions					$66,429,283
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.90%
I Class	0.60% to 0.80%	0.70%
Y Class	0.45% to 0.65%	0.55%
A Class	0.80% to 1.00%	0.90%
C Class	0.80% to 1.00%	0.90%
R Class	0.80% to 1.00%	0.90%
R5 Class	0.60% to 0.80%	0.70%
R6 Class	0.45% to 0.65%	0.55%
G Class	0.45% to 0.65%	0.00%(1)
(1)Effective annual management fee before waiver was 0.55%.

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,599,640 and $2,813,252, respectively. The effect of interfund transactions on the Statement of Operations was $484,712 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended September 30, 2021 were $1,432,884,688 and $1,778,294,817, respectively.

For the period ended September 30, 2021, the fund incurred net realized gains of $42,264,917 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,600,000,000		3,600,000,000
Sold	17,198,477	$169,712,567	66,931,155	$558,165,028
Issued in reinvestment of distributions	4,461,420	43,660,742	10,296,106	86,745,797
Redeemed	(40,250,062)	(398,902,235)	(144,331,250)	(1,220,193,872)
	(18,590,165)	(185,528,926)	(67,103,989)	(575,283,047)
I Class/Shares Authorized	3,850,000,000		3,850,000,000
Sold	46,120,933	456,246,742	161,889,860	1,356,311,143
Issued in reinvestment of distributions	5,789,577	56,715,697	13,122,030	110,995,416
Redeemed	(80,621,934)	(797,653,175)	(210,474,171)	(1,780,200,380)
	(28,711,424)	(284,690,736)	(35,462,281)	(312,893,821)
Y Class/Shares Authorized	200,000,000		200,000,000
Sold	1,727,299	17,116,707	6,952,418	58,596,972
Issued in reinvestment of distributions	339,764	3,331,767	748,529	6,345,832
Redeemed	(3,278,761)	(32,489,770)	(9,109,803)	(76,780,263)
	(1,211,698)	(12,041,296)	(1,408,856)	(11,837,459)
A Class/Shares Authorized	720,000,000		720,000,000
Sold	5,151,486	50,953,502	27,235,924	231,711,362
Issued in reinvestment of distributions	782,889	7,661,713	1,610,153	13,580,326
Redeemed	(9,261,674)	(91,671,980)	(34,722,510)	(285,333,015)
	(3,327,299)	(33,056,765)	(5,876,433)	(40,041,327)
C Class/Shares Authorized	275,000,000		275,000,000
Sold	1,063,918	10,500,745	3,214,897	26,939,727
Issued in reinvestment of distributions	160,673	1,572,578	494,459	4,109,198
Redeemed	(4,124,154)	(40,757,426)	(26,853,941)	(228,095,966)
	(2,899,563)	(28,684,103)	(23,144,585)	(197,047,041)
R Class/Shares Authorized	70,000,000		70,000,000
Sold	257,542	2,534,041	950,355	8,012,700
Issued in reinvestment of distributions	44,067	429,516	116,317	968,783
Redeemed	(1,207,551)	(11,832,159)	(2,938,398)	(24,840,585)
	(905,942)	(8,868,602)	(1,871,726)	(15,859,102)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	369,695	3,665,447	7,141,230	57,602,916
Issued in reinvestment of distributions	74,642	730,467	157,987	1,336,997
Redeemed	(788,990)	(7,923,690)	(805,398)	(6,991,331)
	(344,653)	(3,527,776)	6,493,819	51,948,582
R6 Class/Shares Authorized	800,000,000		800,000,000
Sold	16,684,779	163,902,172	25,998,150	221,466,928
Issued in reinvestment of distributions	1,311,080	12,856,597	2,848,378	24,137,221
Redeemed	(23,065,850)	(226,796,963)	(33,581,581)	(286,223,492)
	(5,069,991)	(50,038,194)	(4,735,053)	(40,619,343)
G Class/Shares Authorized	65,000,000		65,000,000
Issued in reinvestment of distributions	9	91	19	160
Net increase (decrease)	(61,060,726)	$(606,436,307)	(133,109,085)	$(1,141,632,398)

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended September 30, 2021 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$105,799	—	$736	$(14,129)	$90,934	7,914	$239	$4,511
ONE Gas, Inc.	238,361	$2,152	920	(43,157)	196,436	3,100	1,404	3,570
	$344,160	$2,152	$1,656	$(57,286)	$287,370	11,014	$1,643	$8,081

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Auto Components	—	$47,211,840	—
Automobiles	—	44,534,557	—
Building Products	—	14,976,110	—
Chemicals	$290,073,901	98,120,709	—
Electrical Equipment	473,432,663	16,379,413	—
Food and Staples Retailing	320,419,985	99,804,789	—
Food Products	249,103,853	168,666,266	—
Household Durables	—	11,549,545	—
Oil, Gas and Consumable Fuels	397,622,560	124,242,007	—
Personal Products	—	216,016,551	—
Pharmaceuticals	618,106,477	291,961,933	—
Other Industries	6,094,153,833	—	—
Preferred Stocks	—	1,169,836,675	—
Convertible Bonds	—	372,540,120	—
Convertible Preferred Stocks	—	204,189,195	—
Exchange-Traded Funds	62,533,257	—	—
Corporate Bonds	—	23,222,140	—
Temporary Cash Investments	49,602,553	284,552,114	—
Temporary Cash Investments - Securities Lending Collateral	66,429,283	—	—
	$8,621,478,365	$3,187,803,964	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,304,599	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,328	—
Written Options Contracts	$246,400	—	—
	$246,400	$5,328	—

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8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 1,664 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,180,577,723.

Value of Derivative Instruments as of September 30, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$246,400
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$12,304,599	Unrealized depreciation on forward foreign currency exchange contracts	5,328
		$12,304,599		$251,728

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Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$701,286	Change in net unrealized appreciation (depreciation) on written options contracts	$(153,538)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	9,394,780	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,217,934)
		$10,096,066		$(5,371,472)

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$9,423,847,656
Gross tax appreciation of investments	$2,487,187,930
Gross tax depreciation of investments	(101,753,257)
Net tax appreciation (depreciation) of investments	$2,385,434,673

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021(3)	$9.45	0.08	0.30	0.38	(0.10)	—	(0.10)	$9.73	4.06%	0.90%(4)	0.90%(4)	1.73%(4)	1.73%(4)	12%	$4,152,738
2021	$7.14	0.17	2.33	2.50	(0.19)	—	(0.19)	$9.45	35.30%	0.91%	0.91%	2.10%	2.10%	52%	$4,211,554
2020	$8.69	0.18	(1.07)	(0.89)	(0.19)	(0.47)	(0.66)	$7.14	(11.81)%	0.91%	0.91%	2.07%	2.07%	85%	$3,660,808
2019	$8.60	0.18	0.56	0.74	(0.18)	(0.47)	(0.65)	$8.69	9.07%	0.91%	0.91%	2.13%	2.13%	80%	$6,081,355
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	0.91%	1.86%	1.86%	75%	$6,496,269
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	0.91%	1.91%	1.91%	93%	$7,327,473
I Class
2021(3)	$9.47	0.10	0.28	0.38	(0.11)	—	(0.11)	$9.74	4.05%	0.70%(4)	0.70%(4)	1.93%(4)	1.93%(4)	12%	$5,037,267
2021	$7.15	0.20	2.32	2.52	(0.20)	—	(0.20)	$9.47	35.67%	0.71%	0.71%	2.30%	2.30%	52%	$5,167,202
2020	$8.70	0.21	(1.08)	(0.87)	(0.21)	(0.47)	(0.68)	$7.15	(11.62)%	0.71%	0.71%	2.27%	2.27%	85%	$4,157,382
2019	$8.61	0.20	0.56	0.76	(0.20)	(0.47)	(0.67)	$8.70	9.27%	0.71%	0.71%	2.33%	2.33%	80%	$2,826,256
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	0.71%	2.06%	2.06%	75%	$2,621,898
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	0.71%	2.11%	2.11%	93%	$1,515,758

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021(3)	$9.48	0.10	0.29	0.39	(0.12)	—	(0.12)	$9.75	4.12%	0.55%(4)	0.55%(4)	2.08%(4)	2.08%(4)	12%	$277,967
2021	$7.16	0.21	2.33	2.54	(0.22)	—	(0.22)	$9.48	35.83%	0.56%	0.56%	2.45%	2.45%	52%	$281,614
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$222,844
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$230,773
2018(5)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(4)	0.56%(4)	2.25%(4)	2.25%(4)	75%(6)	$216,014
A Class
2021(3)	$9.45	0.07	0.30	0.37	(0.09)	—	(0.09)	$9.73	3.93%	1.15%(4)	1.15%(4)	1.48%(4)	1.48%(4)	12%	$861,937
2021	$7.14	0.16	2.31	2.47	(0.16)	—	(0.16)	$9.45	34.95%	1.16%	1.16%	1.85%	1.85%	52%	$869,137
2020	$8.69	0.16	(1.07)	(0.91)	(0.17)	(0.47)	(0.64)	$7.14	(12.02)%	1.16%	1.16%	1.82%	1.82%	85%	$698,473
2019	$8.60	0.16	0.56	0.72	(0.16)	(0.47)	(0.63)	$8.69	8.80%	1.16%	1.16%	1.88%	1.88%	80%	$850,117
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.16%	1.61%	1.61%	75%	$931,567
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.16%	1.66%	1.66%	93%	$2,139,411
C Class
2021(3)	$9.45	0.04	0.28	0.32	(0.05)	—	(0.05)	$9.72	3.43%	1.90%(4)	1.90%(4)	0.73%(4)	0.73%(4)	12%	$283,785
2021	$7.14	0.09	2.32	2.41	(0.10)	—	(0.10)	$9.45	33.90%	1.91%	1.91%	1.10%	1.10%	52%	$303,205
2020	$8.69	0.10	(1.08)	(0.98)	(0.10)	(0.47)	(0.57)	$7.14	(12.66)%	1.91%	1.91%	1.07%	1.07%	85%	$394,129
2019	$8.60	0.10	0.55	0.65	(0.09)	(0.47)	(0.56)	$8.69	8.00%	1.91%	1.91%	1.13%	1.13%	80%	$538,726
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	1.91%	0.86%	0.86%	75%	$627,651
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	1.91%	0.91%	0.91%	93%	$711,149

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021(3)	$9.41	0.06	0.30	0.36	(0.08)	—	(0.08)	$9.69	3.81%	1.40%(4)	1.40%(4)	1.23%(4)	1.23%(4)	12%	$49,906
2021	$7.11	0.14	2.30	2.44	(0.14)	—	(0.14)	$9.41	34.60%	1.41%	1.41%	1.60%	1.60%	52%	$57,032
2020	$8.66	0.14	(1.07)	(0.93)	(0.15)	(0.47)	(0.62)	$7.11	(12.28)%	1.41%	1.41%	1.57%	1.57%	85%	$56,388
2019	$8.57	0.14	0.56	0.70	(0.14)	(0.47)	(0.61)	$8.66	8.57%	1.41%	1.41%	1.63%	1.63%	80%	$88,499
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.41%	1.36%	1.36%	75%	$93,154
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	1.41%	1.41%	93%	$114,762
R5 Class
2021(3)	$9.46	0.10	0.28	0.38	(0.11)	–	(0.11)	$9.73	4.05%	0.70%(4)	0.70%(4)	1.93%(4)	1.93%(4)	12%	$61,069
2021	$7.14	0.19	2.33	2.52	(0.20)	–	(0.20)	$9.46	35.72%	0.71%	0.71%	2.30%	2.30%	52%	$62,610
2020	$8.70	0.21	(1.09)	(0.88)	(0.21)	(0.47)	(0.68)	$7.14	(11.74)%	0.71%	0.71%	2.27%	2.27%	85%	$912
2019	$8.60	0.20	0.57	0.77	(0.20)	(0.47)	(0.67)	$8.70	9.41%	0.71%	0.71%	2.33%	2.33%	80%	$892
2018(5)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(4)	0.71%(4)	2.51%(4)	2.51%(4)	75%(6)	$653
R6 Class
2021(3)	$9.47	0.10	0.30	0.40	(0.12)	—	(0.12)	$9.75	4.23%	0.55%(4)	0.55%(4)	2.08%(4)	2.08%(4)	12%	$1,021,479
2021	$7.16	0.21	2.32	2.53	(0.22)	—	(0.22)	$9.47	35.68%	0.56%	0.56%	2.45%	2.45%	52%	$1,040,730
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$820,173
2019	$8.62	0.22	0.55	0.77	(0.21)	(0.47)	(0.68)	$8.71	9.43%	0.56%	0.56%	2.48%	2.48%	80%	$796,417
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	0.56%	2.21%	2.21%	75%	$691,393
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	0.56%	2.26%	2.26%	93%	$492,622

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021(3)	$9.48	0.14	0.29	0.43	(0.15)	—	(0.15)	$9.76	4.51%	0.00%(4)(7)	0.55%(4)	2.63%(4)	2.08%(4)	12%	$6
2021	$7.16	0.27	2.32	2.59	(0.27)	—	(0.27)	$9.48	36.61%	0.00%(7)	0.56%	3.01%	2.45%	52%	$6
2020(8)	$9.06	0.18	(1.43)	(1.25)	(0.18)	(0.47)	(0.65)	$7.16	(15.32)%	0.00%(4)(7)	0.56%(4)	3.02%(4)	2.46%(4)	85%(9)	$4

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through March 31, 2018.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(7)Ratio was less than 0.005%.
(8)August 1, 2019 (commencement of sale) through March 31, 2020.
(9)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2020.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90802 2111

Semiannual Report

September 30, 2021

Focused Large Cap Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2021. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional investment insights, please visit americancentury.com.

Stocks, Bonds Advanced Amid Growing Concerns

Broad market sentiment was upbeat to start the period. Investors generally looked beyond pandemic-related challenges to improving growth and corporate earnings data. Ongoing support from leading central banks and governments helped maintain investor confidence in the financial markets and strengthen the overall global economic outlook.

However, a summer surge in COVID-19 cases arising from the delta variant triggered worries about the recovery’s sustainability. Most economic and corporate earnings data remained favorable, but the labor market was a notable exception. Despite record job openings, job growth remained weak, complicating reopening efforts for many businesses.

In this climate, U.S. Treasury yields generally declined through early August. From there, yields rose amid soaring inflation triggered by mounting supply chain disruptions and rising energy and housing prices. Congressional debate on the debt ceiling and the $3.5 trillion "human infrastructure" bill added to inflation worries. Year-over-year headline inflation reached 5.4% in September, matching a 13-year high.

Meanwhile, in September, the Federal Reserve hinted it may start scaling back its monetary support by year-end. This prompted a spike in Treasury yields and a sell-off among stocks. A credit crisis in China’s troubled property sector also weighed on stocks. Overall, though, strong performance in the first half of the reporting period led to positive six-month returns for most broad stock and bond indices.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Pharmaceuticals	10.1%
Insurance	10.0%
Health Care Equipment and Supplies	8.3%
Banks	6.4%
Oil, Gas and Consumable Fuels	5.3%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.40	$4.24	0.83%
I Class	$1,000	$1,037.40	$3.22	0.63%
A Class	$1,000	$1,035.10	$5.51	1.08%
C Class	$1,000	$1,031.20	$9.32	1.83%
R Class	$1,000	$1,033.70	$6.78	1.33%
R5 Class	$1,000	$1,038.20	$3.22	0.63%
R6 Class	$1,000	$1,038.10	$2.45	0.48%
Hypothetical
Investor Class	$1,000	$1,020.91	$4.20	0.83%
I Class	$1,000	$1,021.91	$3.19	0.63%
A Class	$1,000	$1,019.65	$5.47	1.08%
C Class	$1,000	$1,015.89	$9.25	1.83%
R Class	$1,000	$1,018.40	$6.73	1.33%
R5 Class	$1,000	$1,021.91	$3.19	0.63%
R6 Class	$1,000	$1,022.66	$2.43	0.48%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
5

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 3.6%
Lockheed Martin Corp.	39,945	$13,785,019
Raytheon Technologies Corp.	223,662	19,225,986
		33,011,005
Banks — 6.4%
JPMorgan Chase & Co.	235,963	38,624,784
Truist Financial Corp.	354,928	20,816,527
		59,441,311
Beverages — 1.7%
PepsiCo, Inc.	102,474	15,413,114
Capital Markets — 3.0%
Bank of New York Mellon Corp. (The)	532,795	27,620,093
Communications Equipment — 5.2%
Cisco Systems, Inc.	664,227	36,153,875
F5 Networks, Inc.(1)	62,014	12,327,143
		48,481,018
Containers and Packaging — 1.3%
Sonoco Products Co.	208,348	12,413,374
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B(1)	136,470	37,248,122
Diversified Telecommunication Services — 3.8%
Verizon Communications, Inc.	649,967	35,104,718
Electric Utilities — 3.4%
Duke Energy Corp.	147,611	14,405,358
Pinnacle West Capital Corp.	231,679	16,764,292
		31,169,650
Electrical Equipment — 3.2%
Emerson Electric Co.	228,458	21,520,744
Hubbell, Inc.	45,075	8,143,700
		29,664,444
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	65,830	9,033,193
Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	61,101	16,216,816
Food and Staples Retailing — 1.6%
Walmart, Inc.	109,183	15,217,927
Food Products — 3.9%
Conagra Brands, Inc.	556,848	18,860,442
Mondelez International, Inc., Class A	302,393	17,593,224
		36,453,666
Gas Utilities — 2.9%
Atmos Energy Corp.	307,572	27,127,850
Health Care Equipment and Supplies — 8.3%
Becton Dickinson and Co.	84,857	20,859,548
Medtronic plc	290,375	36,398,506
Zimmer Biomet Holdings, Inc.	132,881	19,448,463
		76,706,517
6

	Shares	Value
Health Care Providers and Services — 1.8%
UnitedHealth Group, Inc.	43,124	$16,850,272
Health Care Technology — 2.8%
Cerner Corp.	362,287	25,548,479
Household Products — 2.6%
Colgate-Palmolive Co.	152,319	11,512,270
Kimberly-Clark Corp.	94,731	12,546,174
		24,058,444
Industrial Conglomerates — 2.8%
Siemens AG	159,531	26,091,454
Insurance — 10.0%
Aflac, Inc.	312,466	16,288,853
Allstate Corp. (The)	111,374	14,179,024
Chubb Ltd.	118,211	20,507,244
Marsh & McLennan Cos., Inc.	128,037	19,388,643
Reinsurance Group of America, Inc.	197,081	21,927,232
		92,290,996
Oil, Gas and Consumable Fuels — 5.3%
Chevron Corp.	205,382	20,836,004
TotalEnergies SE, ADR	583,663	27,974,967
		48,810,971
Personal Products — 4.2%
Unilever plc, ADR	720,885	39,086,385
Pharmaceuticals — 10.1%
Johnson & Johnson	324,545	52,414,018
Merck & Co., Inc.	285,085	21,412,734
Roche Holding AG	53,660	19,584,277
		93,411,029
Semiconductors and Semiconductor Equipment — 1.4%
Texas Instruments, Inc.	69,129	13,287,285
Software — 2.1%
Open Text Corp.	267,734	13,049,355
Oracle Corp. (New York)	76,541	6,669,017
		19,718,372
TOTAL COMMON STOCKS (Cost $766,296,222)		909,476,505
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $2,826,783), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $2,770,472)		2,770,470
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $9,421,809), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $9,237,003)		9,237,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,222,394	3,222,394
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,229,864)		15,229,864
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $781,526,086)		924,706,369
OTHER ASSETS AND LIABILITIES — 0.3%		2,553,790
TOTAL NET ASSETS — 100.0%		$927,260,159

7

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,515,886	CHF	15,195,606	Morgan Stanley	12/30/21	$172,618
USD	47,279,814	EUR	40,217,945	Credit Suisse AG	12/31/21	600,554
USD	984,009	GBP	730,865	JPMorgan Chase Bank N.A.	12/31/21	(993)
USD	33,200,473	GBP	24,317,275	JPMorgan Chase Bank N.A.	12/31/21	427,565
						$1,199,744

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $781,526,086)	$924,706,369
Receivable for investments sold	1,785,029
Receivable for capital shares sold	142,592
Unrealized appreciation on forward foreign currency exchange contracts	1,200,737
Dividends and interest receivable	1,941,628
929,776,355

Liabilities
Payable for investments purchased	1,033,976
Payable for capital shares redeemed	875,291
Unrealized depreciation on forward foreign currency exchange contracts	993
Accrued management fees	596,009
Distribution and service fees payable	9,927
2,516,196

Net Assets	$927,260,159

Net Assets Consist of:
Capital (par value and paid-in surplus)	$667,342,681
Distributable earnings	259,917,478
$927,260,159

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$674,403,119	55,629,326	$12.12
I Class, $0.01 Par Value	$42,370,900	3,492,095	$12.13
A Class, $0.01 Par Value	$33,520,160	2,766,203	$12.12*
C Class, $0.01 Par Value	$1,134,748	93,599	$12.12
R Class, $0.01 Par Value	$4,530,751	373,436	$12.13
R5 Class, $0.01 Par Value	$7,257	598	$12.14
R6 Class, $0.01 Par Value	$171,293,224	14,123,970	$12.13
*Maximum offering price $12.86 (net asset value divided by 0.9425).

See Notes to Financial Statements.
9

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $169,359)	$11,682,312
Interest	1,443
11,683,755

Expenses:
Management fees	3,661,385
Distribution and service fees:
A Class	43,999
C Class	6,231
R Class	11,068
Directors' fees and expenses	12,982
3,735,665

Net investment income (loss)	7,948,090

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,198,168
Forward foreign currency exchange contract transactions	1,369,837
Foreign currency translation transactions	10,668
37,578,673

Change in net unrealized appreciation (depreciation) on:
Investments	(9,558,051)
Forward foreign currency exchange contracts	(387,269)
Translation of assets and liabilities in foreign currencies	(1,076)
(9,946,396)

Net realized and unrealized gain (loss)	27,632,277

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,580,367

See Notes to Financial Statements.
10

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$7,948,090	$15,051,268
Net realized gain (loss)	37,578,673	95,942,910
Change in net unrealized appreciation (depreciation)	(9,946,396)	178,303,179
Net increase (decrease) in net assets resulting from operations	35,580,367	289,297,357

Distributions to Shareholders
From earnings:
Investor Class	(6,171,391)	(13,444,946)
I Class	(425,251)	(907,504)
A Class	(261,538)	(654,706)
C Class	(4,686)	(28,683)
R Class	(28,465)	(65,478)
R5 Class	(72)	(157)
R6 Class	(1,930,714)	(4,204,577)
Decrease in net assets from distributions	(8,822,117)	(19,306,051)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(23,334,505)	26,038,913

Net increase (decrease) in net assets	3,423,745	296,030,219

Net Assets
Beginning of period	923,836,414	627,806,195
End of period	$927,260,159	$923,836,414

See Notes to Financial Statements.
11

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Large Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

12

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

13

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Focused Large Cap Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

14

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2021 were $212,409,897 and $231,231,299, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	3,134,071	$37,855,690	6,869,368	$71,014,401
Issued in reinvestment of distributions	502,250	6,102,453	1,275,533	13,275,397
Redeemed	(2,701,893)	(33,288,594)	(8,864,404)	(89,779,524)
	934,428	10,669,549	(719,503)	(5,489,726)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	203,295	2,514,445	2,898,219	29,493,139
Issued in reinvestment of distributions	32,839	399,330	80,978	847,978
Redeemed	(323,103)	(3,987,193)	(1,836,263)	(19,395,476)
	(86,969)	(1,073,418)	1,142,934	10,945,641
A Class/Shares Authorized	40,000,000		40,000,000
Sold	119,055	1,462,264	391,949	4,039,777
Issued in reinvestment of distributions	19,166	232,709	56,411	586,532
Redeemed	(322,523)	(3,993,561)	(698,072)	(7,022,228)
	(184,302)	(2,298,588)	(249,712)	(2,395,919)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	3,082	37,873	32,179	311,687
Issued in reinvestment of distributions	356	4,332	2,559	26,555
Redeemed	(24,934)	(304,676)	(202,085)	(2,101,488)
	(21,496)	(262,471)	(167,347)	(1,763,246)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	56,048	690,303	104,335	1,050,787
Issued in reinvestment of distributions	2,230	27,114	5,625	58,475
Redeemed	(23,987)	(295,471)	(106,016)	(1,064,369)
	34,291	421,946	3,944	44,893
R5 Class/Shares Authorized	25,000,000		25,000,000
Issued in reinvestment of distributions	6	72	15	157
R6 Class/Shares Authorized	150,000,000		150,000,000
Sold	669,394	8,240,005	7,361,106	75,369,267
Issued in reinvestment of distributions	158,387	1,924,684	399,917	4,192,187
Redeemed	(3,296,758)	(40,956,284)	(5,719,918)	(54,864,341)
	(2,468,977)	(30,791,595)	2,041,105	24,697,113
Net increase (decrease)	(1,793,019)	$(23,334,505)	2,051,436	$26,038,913

15

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$863,800,774	$45,675,731	—
Temporary Cash Investments	3,222,394	12,007,470	—
	$867,023,168	$57,683,201	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,200,737	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$993	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $119,744,219.

16

The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $1,200,737 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $993 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,369,837 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(387,269) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$792,078,763
Gross tax appreciation of investments	$143,438,815
Gross tax depreciation of investments	(10,811,209)
Net tax appreciation (depreciation) of investments	$132,627,606

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021(3)	$11.80	0.10	0.33	0.43	(0.11)	—	(0.11)	$12.12	3.64%	0.83%(4)	1.55%(4)	22%	$674,403
2021	$8.24	0.19	3.62	3.81	(0.19)	(0.06)	(0.25)	$11.80	46.64%	0.83%	1.90%	112%	$645,489
2020	$9.85	0.18	(1.52)	(1.34)	(0.18)	(0.09)	(0.27)	$8.24	(14.21)%	0.84%	1.72%	72%	$456,382
2019	$9.85	0.18	0.40	0.58	(0.18)	(0.40)	(0.58)	$9.85	6.20%	0.83%	1.83%	62%	$673,365
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	2.09%	53%	$621,874
2017	$8.58	0.18	1.48	1.66	(0.19)	—	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
I Class
2021(3)	$11.81	0.11	0.33	0.44	(0.12)	—	(0.12)	$12.13	3.74%	0.63%(4)	1.75%(4)	22%	$42,371
2021	$8.24	0.22	3.62	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	2.10%	112%	$42,273
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	1.92%	72%	$20,080
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.41%	0.63%	2.03%	62%	$18,196
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	2.29%	53%	$20,213
2017	$8.58	0.19	1.49	1.68	(0.20)	—	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021(3)	$11.80	0.08	0.33	0.41	(0.09)	—	(0.09)	$12.12	3.51%	1.08%(4)	1.30%(4)	22%	$33,520
2021	$8.23	0.17	3.62	3.79	(0.16)	(0.06)	(0.22)	$11.80	46.44%	1.08%	1.65%	112%	$34,806
2020	$9.85	0.15	(1.53)	(1.38)	(0.15)	(0.09)	(0.24)	$8.23	(14.52)%	1.09%	1.47%	72%	$26,342
2019	$9.85	0.16	0.40	0.56	(0.16)	(0.40)	(0.56)	$9.85	5.94%	1.08%	1.58%	62%	$34,603
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.84%	53%	$40,192
2017	$8.57	0.16	1.48	1.64	(0.16)	—	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222
C Class
2021(3)	$11.80	0.03	0.34	0.37	(0.05)	—	(0.05)	$12.12	3.12%	1.83%(4)	0.55%(4)	22%	$1,135
2021	$8.23	0.09	3.62	3.71	(0.08)	(0.06)	(0.14)	$11.80	45.31%	1.83%	0.90%	112%	$1,358
2020	$9.85	0.07	(1.52)	(1.45)	(0.08)	(0.09)	(0.17)	$8.23	(15.14)%	1.84%	0.72%	72%	$2,324
2019	$9.85	0.08	0.40	0.48	(0.08)	(0.40)	(0.48)	$9.85	5.15%	1.83%	0.83%	62%	$3,363
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.09%	53%	$6,050
2017	$8.57	0.09	1.48	1.57	(0.09)	—	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
R Class
2021(3)	$11.81	0.07	0.33	0.40	(0.08)	—	(0.08)	$12.13	3.37%	1.33%(4)	1.05%(4)	22%	$4,531
2021	$8.24	0.14	3.62	3.76	(0.13)	(0.06)	(0.19)	$11.81	46.00%	1.33%	1.40%	112%	$4,006
2020	$9.86	0.13	(1.53)	(1.40)	(0.13)	(0.09)	(0.22)	$8.24	(14.71)%	1.34%	1.22%	72%	$2,762
2019	$9.86	0.13	0.40	0.53	(0.13)	(0.40)	(0.53)	$9.86	5.67%	1.33%	1.33%	62%	$3,389
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.59%	53%	$4,291
2017	$8.58	0.14	1.48	1.62	(0.14)	—	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021(3)	$11.81	0.11	0.34	0.45	(0.12)	—	(0.12)	$12.14	3.82%	0.63%(4)	1.75%(4)	22%	$7
2021	$8.24	0.21	3.63	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	2.10%	112%	$7
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	1.92%	72%	$5
2019	$9.86	0.20	0.40	0.60	(0.20)	(0.40)	(0.60)	$9.86	6.40%	0.63%	2.03%	62%	$6
2018(5)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	2.28%(4)	53%(6)	$5
R6 Class
2021(3)	$11.81	0.12	0.33	0.45	(0.13)	—	(0.13)	$12.13	3.81%	0.48%(4)	1.90%(4)	22%	$171,293
2021	$8.24	0.23	3.62	3.85	(0.22)	(0.06)	(0.28)	$11.81	47.29%	0.48%	2.25%	112%	$195,898
2020	$9.86	0.21	(1.52)	(1.31)	(0.22)	(0.09)	(0.31)	$8.24	(14.01)%	0.49%	2.07%	72%	$119,911
2019	$9.86	0.22	0.40	0.62	(0.22)	(0.40)	(0.62)	$9.86	6.57%	0.48%	2.18%	62%	$152,534
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	2.44%	53%	$121,935
2017	$8.58	0.22	1.48	1.70	(0.22)	—	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through March 31, 2018.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

22

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
23

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

24

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90803 2111

Semiannual Report

September 30, 2021

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2021. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional investment insights, please visit americancentury.com.

Stocks, Bonds Advanced Amid Growing Concerns

Broad market sentiment was upbeat to start the period. Investors generally looked beyond pandemic-related challenges to improving growth and corporate earnings data. Ongoing support from leading central banks and governments helped maintain investor confidence in the financial markets and strengthen the overall global economic outlook.

However, a summer surge in COVID-19 cases arising from the delta variant triggered worries about the recovery’s sustainability. Most economic and corporate earnings data remained favorable, but the labor market was a notable exception. Despite record job openings, job growth remained weak, complicating reopening efforts for many businesses.

In this climate, U.S. Treasury yields generally declined through early August. From there, yields rose amid soaring inflation triggered by mounting supply chain disruptions and rising energy and housing prices. Congressional debate on the debt ceiling and the $3.5 trillion "human infrastructure" bill added to inflation worries. Year-over-year headline inflation reached 5.4% in September, matching a 13-year high.

Meanwhile, in September, the Federal Reserve hinted it may start scaling back its monetary support by year-end. This prompted a spike in Treasury yields and a sell-off among stocks. A credit crisis in China’s troubled property sector also weighed on stocks. Overall, though, strong performance in the first half of the reporting period led to positive six-month returns for most broad stock and bond indices.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	0.4%
Temporary Cash Investments	1.4%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	(0.1)%

Top Five Industries*	% of net assets
Health Care Providers and Services	8.6%
Capital Markets	7.3%
Insurance	6.9%
Equity Real Estate Investment Trusts (REITs)	5.7%
Health Care Equipment and Supplies	5.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,024.30	$4.92	0.97%
I Class	$1,000	$1,025.80	$3.91	0.77%
Y Class	$1,000	$1,026.60	$3.15	0.62%
A Class	$1,000	$1,023.00	$6.19	1.22%
C Class	$1,000	$1,020.00	$9.98	1.97%
R Class	$1,000	$1,021.80	$7.45	1.47%
R5 Class	$1,000	$1,025.80	$3.91	0.77%
R6 Class	$1,000	$1,026.60	$3.15	0.62%
Hypothetical
Investor Class	$1,000	$1,020.21	$4.91	0.97%
I Class	$1,000	$1,021.21	$3.90	0.77%
Y Class	$1,000	$1,021.96	$3.14	0.62%
A Class	$1,000	$1,018.95	$6.17	1.22%
C Class	$1,000	$1,015.19	$9.95	1.97%
R Class	$1,000	$1,017.70	$7.44	1.47%
R5 Class	$1,000	$1,021.21	$3.90	0.77%
R6 Class	$1,000	$1,021.96	$3.14	0.62%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
5

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 2.6%
BAE Systems plc	11,987,807	$90,796,303
General Dynamics Corp.	631,174	123,729,039
		214,525,342
Airlines — 1.8%
Southwest Airlines Co.(1)	2,918,175	150,081,740
Auto Components — 1.9%
BorgWarner, Inc.	2,632,065	113,731,528
Bridgestone Corp.	864,300	40,891,065
		154,622,593
Automobiles — 1.0%
Honda Motor Co. Ltd., ADR(2)	2,591,413	79,478,637
Banks — 5.4%
Commerce Bancshares, Inc.	226,581	15,788,164
Eastern Bankshares, Inc.	506,124	10,274,317
First Hawaiian, Inc.	2,314,375	67,926,906
M&T Bank Corp.	645,064	96,333,858
Prosperity Bancshares, Inc.	889,975	63,303,922
Truist Financial Corp.	2,484,992	145,744,781
Westamerica Bancorporation	891,721	50,168,223
		449,540,171
Building Products†
Johnson Controls International plc	53,744	3,658,892
Capital Markets — 7.3%
Ameriprise Financial, Inc.	324,137	85,611,065
Bank of New York Mellon Corp. (The)	4,077,885	211,397,558
Northern Trust Corp.	1,694,543	182,688,681
State Street Corp.	548,802	46,494,505
T. Rowe Price Group, Inc.	395,732	77,840,484
		604,032,293
Chemicals — 0.9%
Axalta Coating Systems Ltd.(1)	2,473,012	72,187,220
Commercial Services and Supplies — 0.8%
Republic Services, Inc.	545,570	65,501,134
Communications Equipment — 1.9%
F5 Networks, Inc.(1)	512,786	101,931,601
Juniper Networks, Inc.	2,083,407	57,335,361
		159,266,962
Containers and Packaging — 3.1%
Amcor plc	2,950,434	34,195,530
Packaging Corp. of America	503,605	69,215,471
Sonoco Products Co.	2,547,136	151,758,363
		255,169,364
Electric Utilities — 4.7%
Edison International	2,584,355	143,354,172
Evergy, Inc.	733,425	45,619,035
Eversource Energy	640,844	52,395,405
6

	Shares	Value
Pinnacle West Capital Corp.	1,701,789	$123,141,452
Xcel Energy, Inc.	339,721	21,232,563
		385,742,627
Electrical Equipment — 4.0%
Emerson Electric Co.	1,494,789	140,809,124
Hubbell, Inc.	357,763	64,637,041
nVent Electric plc	3,963,754	128,148,167
		333,594,332
Electronic Equipment, Instruments and Components — 0.2%
TE Connectivity Ltd.	146,401	20,089,145
Energy Equipment and Services — 1.0%
Baker Hughes Co.	3,320,372	82,112,800
Equity Real Estate Investment Trusts (REITs) — 5.7%
Equinix, Inc.	81,682	64,539,399
Essex Property Trust, Inc.	237,385	75,901,480
Healthcare Trust of America, Inc., Class A	3,308,313	98,124,564
Healthpeak Properties, Inc.	3,310,091	110,821,847
MGM Growth Properties LLC, Class A	2,088,895	80,004,678
Regency Centers Corp.	185,086	12,461,840
Weyerhaeuser Co.	756,963	26,925,174
		468,778,982
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	4,104,499	136,672,147
Sysco Corp.	667,537	52,401,655
		189,073,802
Food Products — 4.9%
Conagra Brands, Inc.	4,713,443	159,644,315
General Mills, Inc.	976,240	58,398,677
J.M. Smucker Co. (The)	543,688	65,258,871
Kellogg Co.	901,108	57,598,823
Orkla ASA	6,883,012	63,173,618
		404,074,304
Gas Utilities — 1.4%
Atmos Energy Corp.	710,560	62,671,392
Spire, Inc.	932,342	57,040,684
		119,712,076
Health Care Equipment and Supplies — 5.6%
Baxter International, Inc.	51,927	4,176,489
Becton Dickinson and Co.	345,537	84,939,905
Envista Holdings Corp.(1)	1,281,666	53,586,456
Koninklijke Philips NV	1,442,487	64,104,122
Zimmer Biomet Holdings, Inc.	1,775,661	259,885,744
		466,692,716
Health Care Providers and Services — 8.6%
Cardinal Health, Inc.	2,497,318	123,517,348
Centene Corp.(1)	954,139	59,452,401
Henry Schein, Inc.(1)	1,765,819	134,484,775
McKesson Corp.	574,425	114,528,857
Quest Diagnostics, Inc.	951,756	138,299,664
Universal Health Services, Inc., Class B	1,037,575	143,569,253
		713,852,298
Health Care Technology — 1.8%
Cerner Corp.	2,140,975	150,981,557
7

	Shares	Value
Hotels, Restaurants and Leisure — 1.5%
Cracker Barrel Old Country Store, Inc.	303,193	$42,398,509
Sodexo SA(1)	976,474	85,339,561
		127,738,070
Household Products — 1.0%
Kimberly-Clark Corp.	634,509	84,034,372
Insurance — 6.9%
Aflac, Inc.	2,567,510	133,844,297
Allstate Corp. (The)	598,762	76,228,390
Arthur J. Gallagher & Co.	219,275	32,595,229
Chubb Ltd.	1,128,771	195,819,193
Reinsurance Group of America, Inc.	1,196,528	133,125,705
		571,612,814
IT Services — 1.1%
Amdocs Ltd.	681,605	51,604,315
Euronet Worldwide, Inc.(1)	316,290	40,257,391
		91,861,706
Leisure Products — 0.7%
Polaris, Inc.	509,514	60,968,445
Machinery — 2.6%
Crane Co.	157,841	14,964,905
Cummins, Inc.	184,098	41,341,047
IMI plc	742,724	16,509,959
Oshkosh Corp.	678,495	69,457,533
PACCAR, Inc.	903,699	71,319,925
		213,593,369
Media — 1.6%
Fox Corp., Class B	3,487,782	129,466,468
Multi-Utilities — 1.4%
NorthWestern Corp.	2,060,773	118,082,293
Multiline Retail — 1.4%
Dollar Tree, Inc.(1)	1,186,069	113,530,525
Oil, Gas and Consumable Fuels — 3.8%
ConocoPhillips	2,341,122	158,657,838
Devon Energy Corp.	2,938,353	104,340,915
Pioneer Natural Resources Co.	332,131	55,303,133
		318,301,886
Paper and Forest Products — 1.3%
Mondi plc	4,492,626	110,096,232
Road and Rail — 0.7%
Heartland Express, Inc.	3,445,010	55,189,060
Software — 1.6%
CDK Global, Inc.	1,272,382	54,139,854
Open Text Corp.	1,665,264	81,164,967
		135,304,821
Specialty Retail — 1.9%
Advance Auto Parts, Inc.	769,324	160,704,090
Technology Hardware, Storage and Peripherals — 1.3%
HP, Inc.	3,835,154	104,929,813
Thrifts and Mortgage Finance — 0.4%
Capitol Federal Financial, Inc.	3,108,787	35,719,963
Trading Companies and Distributors — 1.8%
Beacon Roofing Supply, Inc.(1)	669,937	31,996,191
8

	Shares/Principal Amount	Value
MSC Industrial Direct Co., Inc., Class A	1,498,223	$120,142,502
		152,138,693
TOTAL COMMON STOCKS (Cost $6,484,745,763)		8,126,041,607
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell Mid-Cap Value ETF (Cost $29,069,182)	248,437	28,135,490
TEMPORARY CASH INVESTMENTS — 1.4%
Federal Farm Credit Discount Notes, 0.01%, 10/1/21(3)	$25,000,000	25,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $17,334,804), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $16,989,487)		16,989,478
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.375%, 11/15/41 - 11/15/48, valued at $57,776,894), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $56,644,016)		56,644,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	19,760,829	19,760,829
TOTAL TEMPORARY CASH INVESTMENTS (Cost $118,394,307)		118,394,307
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $32,520,128)	32,520,128	32,520,128
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $6,664,729,380)		8,305,091,532
OTHER ASSETS AND LIABILITIES — (0.1)%		(7,121,249)
TOTAL NET ASSETS — 100.0%		$8,297,970,283

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	254,601,304	EUR	216,573,213	Credit Suisse AG	12/31/21	$3,233,977
GBP	3,333,817	USD	4,569,513	JPMorgan Chase Bank N.A.	12/31/21	(76,457)
GBP	4,291,852	USD	5,808,520	JPMorgan Chase Bank N.A.	12/31/21	(24,299)
USD	197,641,578	GBP	144,760,125	JPMorgan Chase Bank N.A.	12/31/21	2,545,281
JPY	302,828,462	USD	2,741,637	Bank of America N.A.	12/30/21	(18,152)
USD	109,768,066	JPY	12,022,786,513	Bank of America N.A.	12/30/21	1,641,217
USD	52,655,918	NOK	454,822,550	UBS AG	12/30/21	665,493
						$7,967,060
9

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $40,267,563. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)The rate indicated is the yield to maturity at purchase.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $41,574,911, which includes securities collateral of $9,054,783.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $6,632,209,252) — including $40,267,563 of securities on loan	$8,272,571,404
Investment made with cash collateral received for securities on loan, at value (cost of $32,520,128)	32,520,128
Total investment securities, at value (cost of $6,664,729,380)	8,305,091,532
Foreign currency holdings, at value (cost of $995,900)	995,198
Receivable for investments sold	37,628,001
Receivable for capital shares sold	3,532,756
Unrealized appreciation on forward foreign currency exchange contracts	8,085,968
Dividends and interest receivable	15,802,108
Securities lending receivable	10,134
8,371,145,697

Liabilities
Payable for collateral received for securities on loan	32,520,128
Payable for investments purchased	22,731,075
Payable for capital shares redeemed	12,227,152
Unrealized depreciation on forward foreign currency exchange contracts	118,908
Accrued management fees	5,437,338
Distribution and service fees payable	140,813
73,175,414

Net Assets	$8,297,970,283

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,760,923,138
Distributable earnings	2,537,047,145
$8,297,970,283

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,343,705,215	121,093,718	$19.35
I Class, $0.01 Par Value	$1,759,128,569	90,811,193	$19.37
Y Class, $0.01 Par Value	$193,080,562	9,962,727	$19.38
A Class, $0.01 Par Value	$310,031,428	16,052,490	$19.31*
C Class, $0.01 Par Value	$44,116,769	2,312,711	$19.08
R Class, $0.01 Par Value	$96,762,239	5,025,769	$19.25
R5 Class, $0.01 Par Value	$58,973,287	3,043,549	$19.38
R6 Class, $0.01 Par Value	$3,492,172,214	180,304,765	$19.37
*Maximum offering price $20.49 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,643,074)	$104,194,302
Securities lending, net	278,517
Interest	9,391
104,482,210

Expenses:
Management fees	33,957,342
Distribution and service fees:
A Class	401,295
C Class	245,085
R Class	252,570
Directors' fees and expenses	116,676
Other expenses	217
34,973,185

Net investment income (loss)	69,509,025

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	655,751,142
Forward foreign currency exchange contract transactions	11,418,049
Foreign currency translation transactions	167,449
667,336,640

Change in net unrealized appreciation (depreciation) on:
Investments	(515,752,421)
Forward foreign currency exchange contracts	927,892
Translation of assets and liabilities in foreign currencies	(3,019)
(514,827,548)

Net realized and unrealized gain (loss)	152,509,092

Net Increase (Decrease) in Net Assets Resulting from Operations	$222,018,117

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$69,509,025	$121,025,382
Net realized gain (loss)	667,336,640	351,902,276
Change in net unrealized appreciation (depreciation)	(514,827,548)	2,923,709,175
Net increase (decrease) in net assets resulting from operations	222,018,117	3,396,636,833

Distributions to Shareholders
From earnings:
Investor Class	(18,169,987)	(45,011,916)
I Class	(14,724,867)	(43,120,588)
Y Class	(1,708,154)	(3,320,505)
A Class	(1,851,223)	(4,854,461)
C Class	(107,719)	(601,904)
R Class	(474,473)	(1,283,728)
R5 Class	(491,081)	(1,144,444)
R6 Class	(31,752,428)	(68,481,912)
Decrease in net assets from distributions	(69,279,932)	(167,819,458)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(361,413,785)	(1,047,314,553)

Net increase (decrease) in net assets	(208,675,600)	2,181,502,822

Net Assets
Beginning of period	8,506,645,883	6,325,143,061
End of period	$8,297,970,283	$8,506,645,883

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$32,520,128	—	—	—	$32,520,128
Gross amount of recognized liabilities for securities lending transactions					$32,520,128
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.95% to 0.97%	0.97%
I Class	0.75% to 0.77%	0.77%
Y Class	0.60% to 0.62%	0.62%
A Class	0.95% to 0.97%	0.97%
C Class	0.95% to 0.97%	0.97%
R Class	0.95% to 0.97%	0.97%
R5 Class	0.75% to 0.77%	0.77%
R6 Class	0.60% to 0.62%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,512 and $10,318,559, respectively. The effect of interfund transactions on the Statement of Operations was $2,844,328 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2021 were $2,023,344,688 and $2,383,814,057, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	12,769,956	$252,246,094	25,241,110	$398,413,156
Issued in reinvestment of distributions	922,658	17,802,079	2,774,786	43,909,525
Redeemed	(25,042,069)	(491,200,749)	(48,256,051)	(754,357,720)
	(11,349,455)	(221,152,576)	(20,240,155)	(312,035,039)
I Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	8,747,673	172,663,169	28,384,245	438,667,055
Issued in reinvestment of distributions	719,616	13,894,973	2,592,121	40,950,019
Redeemed	(12,075,527)	(238,246,128)	(88,577,519)	(1,392,791,909)
	(2,608,238)	(51,687,986)	(57,601,153)	(913,174,835)
Y Class/Shares Authorized	75,000,000		75,000,000
Sold	817,384	16,121,408	2,955,674	46,276,623
Issued in reinvestment of distributions	87,790	1,695,216	206,142	3,292,573
Redeemed	(439,078)	(8,644,357)	(1,553,679)	(24,778,108)
	466,096	9,172,267	1,608,137	24,791,088
A Class/Shares Authorized	180,000,000		180,000,000
Sold	2,548,528	50,072,373	5,494,682	85,957,251
Issued in reinvestment of distributions	75,014	1,444,058	250,309	3,949,771
Redeemed	(3,618,465)	(71,481,637)	(6,657,741)	(103,788,427)
	(994,923)	(19,965,206)	(912,750)	(13,881,405)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	59,933	1,169,162	52,946	834,704
Issued in reinvestment of distributions	5,589	106,200	37,293	579,058
Redeemed	(502,115)	(9,764,717)	(2,171,393)	(34,037,700)
	(436,593)	(8,489,355)	(2,081,154)	(32,623,938)
R Class/Shares Authorized	60,000,000		60,000,000
Sold	592,841	11,614,803	1,237,180	19,151,663
Issued in reinvestment of distributions	24,731	474,473	80,759	1,269,017
Redeemed	(747,866)	(14,650,620)	(1,688,280)	(26,464,381)
	(130,294)	(2,561,344)	(370,341)	(6,043,701)
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	248,554	4,913,768	1,653,554	26,031,948
Issued in reinvestment of distributions	25,396	490,379	72,918	1,144,443
Redeemed	(334,812)	(6,623,445)	(3,456,564)	(53,275,869)
	(60,862)	(1,219,298)	(1,730,092)	(26,099,478)
R6 Class/Shares Authorized	1,300,000,000		1,300,000,000
Sold	21,773,790	429,976,071	69,425,692	1,090,502,531
Issued in reinvestment of distributions	1,612,640	31,124,242	4,193,628	66,735,181
Redeemed	(26,641,328)	(526,610,600)	(57,415,715)	(925,484,957)
	(3,254,898)	(65,510,287)	16,203,605	231,752,755
Net increase (decrease)	(18,369,167)	$(361,413,785)	(65,123,903)	$(1,047,314,553)
18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$123,729,039	$90,796,303	—
Auto Components	113,731,528	40,891,065	—
Food and Staples Retailing	52,401,655	136,672,147	—
Food Products	340,900,686	63,173,618	—
Hotels, Restaurants and Leisure	42,398,509	85,339,561	—
Machinery	197,083,410	16,509,959	—
Paper and Forest Products	—	110,096,232	—
Other Industries	6,712,317,895	—	—
Exchange-Traded Funds	28,135,490	—	—
Temporary Cash Investments	19,760,829	98,633,478	—
Temporary Cash Investments - Securities Lending Collateral	32,520,128	—	—
	$7,662,979,169	$642,112,363	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$8,085,968	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$118,908	—
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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $672,475,659.
The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $8,085,968 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $118,908 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $11,418,049 in net realized gain (loss) on forward foreign currency exchange contract transactions and $927,892 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$6,793,506,873
Gross tax appreciation of investments	$1,614,396,387
Gross tax depreciation of investments	(102,811,728)
Net tax appreciation (depreciation) of investments	$1,511,584,659

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021(3)	$19.03	0.14	0.32	0.46	(0.14)	—	(0.14)	$19.35	2.43%	0.97%(4)	0.97%(4)	1.41%(4)	1.41%(4)	24%	$2,343,705
2021	$12.35	0.22	6.78	7.00	(0.23)	(0.09)	(0.32)	$19.03	57.22%	0.97%	0.97%	1.43%	1.43%	65%	$2,519,909
2020	$15.19	0.24	(2.85)	(2.61)	(0.23)	—	(0.23)	$12.35	(17.52)%	0.98%	0.99%	1.56%	1.55%	55%	$1,885,286
2019	$17.09	0.23	(0.21)	0.02	(0.21)	(1.71)	(1.92)	$15.19	0.81%	0.96%	1.00%	1.38%	1.34%	53%	$3,514,131
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
I Class
2021(3)	$19.04	0.16	0.33	0.49	(0.16)	—	(0.16)	$19.37	2.58%	0.77%(4)	0.77%(4)	1.61%(4)	1.61%(4)	24%	$1,759,129
2021	$12.36	0.25	6.79	7.04	(0.27)	(0.09)	(0.36)	$19.04	57.50%	0.77%	0.77%	1.63%	1.63%	65%	$1,778,956
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$1,866,460
2019	$17.10	0.26	(0.20)	0.06	(0.24)	(1.71)	(1.95)	$15.21	1.07%	0.76%	0.80%	1.58%	1.54%	53%	$1,535,449
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021(3)	$19.05	0.17	0.34	0.51	(0.18)	—	(0.18)	$19.38	2.66%	0.62%(4)	0.62%(4)	1.76%(4)	1.76%(4)	24%	$193,081
2021	$12.36	0.28	6.79	7.07	(0.29)	(0.09)	(0.38)	$19.05	57.69%	0.62%	0.62%	1.78%	1.78%	65%	$180,923
2020	$15.21	0.32	(2.89)	(2.57)	(0.28)	—	(0.28)	$12.36	(17.22)%	0.63%	0.64%	1.91%	1.90%	55%	$97,541
2019	$17.11	0.31	(0.24)	0.07	(0.26)	(1.71)	(1.97)	$15.21	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$16,061
2018(5)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(4)	0.65%(4)	1.89%(4)	1.85%(4)	47%(6)	$572
A Class
2021(3)	$18.99	0.11	0.33	0.44	(0.12)	—	(0.12)	$19.31	2.30%	1.22%(4)	1.22%(4)	1.16%(4)	1.16%(4)	24%	$310,031
2021	$12.32	0.19	6.76	6.95	(0.19)	(0.09)	(0.28)	$18.99	56.87%	1.22%	1.22%	1.18%	1.18%	65%	$323,669
2020	$15.16	0.20	(2.85)	(2.65)	(0.19)	—	(0.19)	$12.32	(17.76)%	1.23%	1.24%	1.31%	1.30%	55%	$221,284
2019	$17.06	0.18	(0.20)	(0.02)	(0.17)	(1.71)	(1.88)	$15.16	0.57%	1.21%	1.25%	1.13%	1.09%	53%	$358,500
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021(3)	$18.75	0.04	0.33	0.37	(0.04)	—	(0.04)	$19.08	2.00%	1.97%(4)	1.97%(4)	0.41%(4)	0.41%(4)	24%	$44,117
2021	$12.17	0.07	6.67	6.74	(0.07)	(0.09)	(0.16)	$18.75	55.65%	1.97%	1.97%	0.43%	0.43%	65%	$51,558
2020	$14.98	0.08	(2.81)	(2.73)	(0.08)	—	(0.08)	$12.17	(18.37)%	1.98%	1.99%	0.56%	0.55%	55%	$58,796
2019	$16.89	0.06	(0.21)	(0.15)	(0.05)	(1.71)	(1.76)	$14.98	(0.23)%	1.96%	2.00%	0.38%	0.34%	53%	$94,910
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893
R Class
2021(3)	$18.93	0.09	0.32	0.41	(0.09)	—	(0.09)	$19.25	2.18%	1.47%(4)	1.47%(4)	0.91%(4)	0.91%(4)	24%	$96,762
2021	$12.28	0.15	6.74	6.89	(0.15)	(0.09)	(0.24)	$18.93	56.48%	1.47%	1.47%	0.93%	0.93%	65%	$97,590
2020	$15.12	0.17	(2.86)	(2.69)	(0.15)	—	(0.15)	$12.28	(18.00)%	1.48%	1.49%	1.06%	1.05%	55%	$67,874
2019	$17.02	0.14	(0.20)	(0.06)	(0.13)	(1.71)	(1.84)	$15.12	0.33%	1.46%	1.50%	0.88%	0.84%	53%	$96,701
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021(3)	$19.05	0.16	0.33	0.49	(0.16)	—	(0.16)	$19.38	2.58%	0.77%(4)	0.77%(4)	1.61%(4)	1.61%(4)	24%	$58,973
2021	$12.36	0.25	6.80	7.05	(0.27)	(0.09)	(0.36)	$19.05	57.58%	0.77%	0.77%	1.63%	1.63%	65%	$59,132
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$59,766
2019	$17.11	0.28	(0.23)	0.05	(0.24)	(1.71)	(1.95)	$15.21	1.01%	0.76%	0.80%	1.58%	1.54%	53%	$58,526
2018(5)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(4)	0.80%(4)	1.70%(4)	1.66%(4)	47%(6)	$313
R6 Class
2021(3)	$19.04	0.17	0.34	0.51	(0.18)	—	(0.18)	$19.37	2.66%	0.62%(4)	0.62%(4)	1.76%(4)	1.76%(4)	24%	$3,492,172
2021	$12.36	0.28	6.78	7.06	(0.29)	(0.09)	(0.38)	$19.04	57.74%	0.62%	0.62%	1.78%	1.78%	65%	$3,494,909
2020	$15.20	0.31	(2.87)	(2.56)	(0.28)	—	(0.28)	$12.36	(17.23)%	0.63%	0.64%	1.91%	1.90%	55%	$2,068,136
2019	$17.10	0.29	(0.22)	0.07	(0.26)	(1.71)	(1.97)	$15.20	1.16%	0.61%	0.65%	1.73%	1.69%	53%	$1,938,315
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through March 31, 2018.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90805 2111

Semiannual Report

September 30, 2021

NT Focused Large Cap Value Fund
G Class (ACLLX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Pharmaceuticals	10.0%
Insurance	9.8%
Health Care Equipment and Supplies	8.1%
Banks	6.4%
Oil, Gas and Consumable Fuels	5.2%

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,041.20	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.07	$0.00	0.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
3

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 3.5%
Lockheed Martin Corp.	123,617	$42,660,226
Raytheon Technologies Corp.	684,381	58,829,391
		101,489,617
Banks — 6.4%
JPMorgan Chase & Co.	735,245	120,352,254
Truist Financial Corp.	1,105,933	64,862,970
		185,215,224
Beverages — 1.7%
PepsiCo, Inc.	318,078	47,842,112
Capital Markets — 2.9%
Bank of New York Mellon Corp. (The)	1,633,958	84,704,383
Communications Equipment — 5.2%
Cisco Systems, Inc.	2,061,755	112,221,325
F5 Networks, Inc.(1)	185,622	36,897,941
		149,119,266
Containers and Packaging — 1.3%
Sonoco Products Co.	623,632	37,155,994
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B(1)	421,081	114,929,848
Diversified Telecommunication Services — 3.8%
Verizon Communications, Inc.	2,017,492	108,964,743
Electric Utilities — 3.3%
Duke Energy Corp.	458,183	44,714,079
Pinnacle West Capital Corp.	719,130	52,036,247
		96,750,326
Electrical Equipment — 3.1%
Emerson Electric Co.	704,973	66,408,456
Hubbell, Inc.	132,158	23,876,986
		90,285,442
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	204,940	28,121,867
Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	190,387	50,530,614
Food and Staples Retailing — 1.6%
Walmart, Inc.	338,903	47,236,300
Food Products — 3.9%
Conagra Brands, Inc.	1,703,894	57,710,890
Mondelez International, Inc., Class A	925,289	53,833,314
		111,544,204
Gas Utilities — 2.9%
Atmos Energy Corp.	949,019	83,703,476
Health Care Equipment and Supplies — 8.1%
Becton Dickinson and Co.	262,959	64,640,581
Medtronic plc	888,767	111,406,944
Zimmer Biomet Holdings, Inc.	406,601	59,510,122
		235,557,647

4

	Shares/Principal Amount	Value
Health Care Providers and Services — 1.8%
UnitedHealth Group, Inc.	131,955	$51,560,097
Health Care Technology — 2.8%
Cerner Corp.	1,128,863	79,607,419
Household Products — 2.5%
Colgate-Palmolive Co.	455,925	34,458,812
Kimberly-Clark Corp.	283,551	37,553,494
		72,012,306
Industrial Conglomerates — 2.8%
Siemens AG	488,665	79,921,648
Insurance — 9.8%
Aflac, Inc.	973,624	50,755,019
Allstate Corp. (The)	345,704	44,011,576
Chubb Ltd.	361,713	62,749,972
Marsh & McLennan Cos., Inc.	393,233	59,547,273
Reinsurance Group of America, Inc.	603,527	67,148,414
		284,212,254
Oil, Gas and Consumable Fuels — 5.2%
Chevron Corp.	638,046	64,729,767
TotalEnergies SE, ADR	1,812,406	86,868,619
		151,598,386
Personal Products — 4.2%
Unilever plc, ADR	2,237,621	121,323,811
Pharmaceuticals — 10.0%
Johnson & Johnson	1,001,051	161,669,737
Merck & Co., Inc.	869,574	65,313,703
Roche Holding AG	166,582	60,797,391
		287,780,831
Semiconductors and Semiconductor Equipment — 1.4%
Texas Instruments, Inc.	214,221	41,175,418
Software — 2.1%
Open Text Corp.	831,044	40,505,084
Oracle Corp. (New York)	238,445	20,775,713
		61,280,797
TOTAL COMMON STOCKS (Cost $2,405,541,322)		2,803,624,030
TEMPORARY CASH INVESTMENTS — 2.8%
Federal Home Loan Bank Discount Notes, 0.00%, 10/1/21(2)	$25,000,000	25,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $10,383,418), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $10,176,576)		10,176,570
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $34,608,650), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $33,930,009)		33,930,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,836,589	11,836,589
TOTAL TEMPORARY CASH INVESTMENTS (Cost $80,943,159)		80,943,159
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $2,486,484,481)		2,884,567,189
OTHER ASSETS AND LIABILITIES — 0.2%		6,223,273
TOTAL NET ASSETS — 100.0%		$2,890,790,462
5

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	50,536,737	CHF	46,496,830	Morgan Stanley	12/30/21	$528,193
USD	1,401,281	CHF	1,298,461	Morgan Stanley	12/30/21	4,752
USD	144,002,785	EUR	122,494,054	Credit Suisse AG	12/31/21	1,829,141
USD	3,528,445	EUR	3,006,973	Credit Suisse AG	12/31/21	38,380
USD	101,144,727	GBP	74,082,202	JPMorgan Chase Bank N.A.	12/31/21	1,302,569
USD	2,519,690	GBP	1,838,311	JPMorgan Chase Bank N.A.	12/31/21	42,159
						$3,745,194

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
(1)Non-income producing.
(2)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
6

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,486,484,481)	$2,884,567,189
Receivable for investments sold	4,820,629
Receivable for capital shares sold	4,576
Unrealized appreciation on forward foreign currency exchange contracts	3,745,194
Dividends and interest receivable	5,812,198
2,898,949,786

Liabilities
Payable for investments purchased	5,047,206
Payable for capital shares redeemed	3,112,118
8,159,324

Net Assets	$2,890,790,462

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,800,000,000
Shares outstanding	222,889,094

Net Asset Value Per Share	$12.97

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,133,432,896
Distributable earnings	757,357,566
$2,890,790,462

See Notes to Financial Statements.
7

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $494,193)	$33,912,538
Interest	4,856
33,917,394

Expenses:
Management fees	6,779,244
Directors' fees and expenses	37,751
Other expenses	159
6,817,154
Fees waived	(6,779,244)
37,910

Net investment income (loss)	33,879,484

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	111,588,862
Forward foreign currency exchange contract transactions	3,965,940
Foreign currency translation transactions	25,199
115,580,001

Change in net unrealized appreciation (depreciation) on:
Investments	(35,869,085)
Forward foreign currency exchange contracts	(1,081,370)
Translation of assets and liabilities in foreign currencies	151
(36,950,304)

Net realized and unrealized gain (loss)	78,629,697

Net Increase (Decrease) in Net Assets Resulting from Operations	$112,509,181

See Notes to Financial Statements.
8

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$33,879,484	$58,741,361
Net realized gain (loss)	115,580,001	277,460,747
Change in net unrealized appreciation (depreciation)	(36,950,304)	443,095,057
Net increase (decrease) in net assets resulting from operations	112,509,181	779,297,165

Distributions to Shareholders
From earnings	(36,760,025)	(81,103,305)

Capital Share Transactions
Proceeds from shares sold	208,379,508	1,171,869,083
Proceeds from reinvestment of distributions	36,760,025	81,103,305
Payments for shares redeemed	(180,920,035)	(421,921,825)
Net increase (decrease) in net assets from capital share transactions	64,219,498	831,050,563

Net increase (decrease) in net assets	139,968,654	1,529,244,423

Net Assets
Beginning of period	2,750,821,808	1,221,577,385
End of period	$2,890,790,462	$2,750,821,808

Transactions in Shares of the Fund
Sold	15,689,298	109,701,660
Issued in reinvestment of distributions	2,829,948	7,186,059
Redeemed	(13,619,918)	(37,138,530)
Net increase (decrease) in shares of the fund	4,899,328	79,749,189
See Notes to Financial Statements.
9

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Focused Large Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers the G Class.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

10

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

11

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Focused Large Cap Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.35% to 0.55%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended September 30, 2021 was 0.48% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2021 were $679,773,579 and $673,834,124, respectively.
5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
12

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,662,904,991	$140,719,039	—
Temporary Cash Investments	11,836,589	69,106,570	—
	$2,674,741,580	$209,825,609	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,745,194	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $352,053,976.
The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $3,745,194 in unrealized appreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,965,940 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(1,081,370) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

13

8. Federal Tax Information
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,505,727,253
Gross tax appreciation of investments	$409,908,875
Gross tax depreciation of investments	(31,068,939)
Net tax appreciation (depreciation) of investments	$378,839,936
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
14

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021(3)	$12.62	0.16	0.36	0.52	(0.17)	—	(0.17)	$12.97	4.12%	0.00%(4)(5)	0.48%(4)	2.37%(4)	1.89%(4)	24%	$2,890,790
2021	$8.84	0.31	3.87	4.18	(0.28)	(0.12)	(0.40)	$12.62	47.90%	0.00%(5)	0.48%	2.76%	2.28%	109%	$2,750,822
2020	$10.76	0.28	(1.59)	(1.31)	(0.29)	(0.32)	(0.61)	$8.84	(13.40)%	0.01%	0.49%	2.55%	2.07%	76%	$1,221,577
2019	$11.17	0.30	0.41	0.71	(0.30)	(0.82)	(1.12)	$10.76	7.02%	0.00%(5)	0.48%	2.64%	2.16%	56%	$1,624,648
2018	$11.87	0.32	0.21	0.53	(0.30)	(0.93)	(1.23)	$11.17	4.23%	0.20%	0.53%	2.68%	2.35%	57%	$1,886,327
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	0.63%	2.17%	2.17%	79%	$1,703,216

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

16

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
17

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

18

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
19

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90824 2111

Semiannual Report

September 30, 2021

NT Mid Cap Value Fund
G Class (ACLMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Exchange-Traded Funds	0.4%
Temporary Cash Investments	3.0%
Temporary Cash Investments - Securities Lending Collateral	0.8%
Other Assets and Liabilities	(1.0)%

Top Five Industries*	% of net assets
Health Care Providers and Services	8.5%
Capital Markets	7.2%
Insurance	6.8%
Health Care Equipment and Supplies	5.6%
Equity Real Estate Investment Trusts (REITs)	5.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

2

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)(2)
Actual
G Class	$1,000	$1,029.20	$0.00	0.00%
Hypothetical
G Class	$1,000	$1,025.07	$0.00	0.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

3

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 96.8%
Aerospace and Defense — 2.6%
BAE Systems plc	2,485,998	$18,829,084
General Dynamics Corp.	129,178	25,322,764
		44,151,848
Airlines — 1.8%
Southwest Airlines Co.(1)	608,006	31,269,748
Auto Components — 1.8%
BorgWarner, Inc.	539,972	23,332,190
Bridgestone Corp.	179,300	8,482,897
		31,815,087
Automobiles — 0.9%
Honda Motor Co. Ltd., ADR(2)	530,368	16,266,386
Banks — 5.3%
Commerce Bancshares, Inc.	43,508	3,031,637
Eastern Bankshares, Inc.	95,542	1,939,503
First Hawaiian, Inc.	479,656	14,077,904
M&T Bank Corp.	132,021	19,716,016
Prosperity Bancshares, Inc.	182,146	12,956,045
Truist Financial Corp.	513,766	30,132,376
Westamerica Bancorporation	177,711	9,998,021
		91,851,502
Building Products†
Johnson Controls International plc	11,198	762,360
Capital Markets — 7.2%
Ameriprise Financial, Inc.	67,529	17,835,760
Bank of New York Mellon Corp. (The)	843,093	43,705,941
Northern Trust Corp.	353,060	38,063,399
State Street Corp.	112,320	9,515,750
T. Rowe Price Group, Inc.	80,992	15,931,126
		125,051,976
Chemicals — 0.9%
Axalta Coating Systems Ltd.(1)	506,136	14,774,110
Commercial Services and Supplies — 0.8%
Republic Services, Inc.	111,924	13,437,595
Communications Equipment — 1.9%
F5 Networks, Inc.(1)	104,949	20,861,762
Juniper Networks, Inc.	426,398	11,734,473
		32,596,235
Containers and Packaging — 3.1%
Amcor plc	617,047	7,151,575
Packaging Corp. of America	103,070	14,165,941
Sonoco Products Co.	530,699	31,619,046
		52,936,562
Electric Utilities — 4.6%
Edison International	538,454	29,868,043
Evergy, Inc.	145,041	9,021,550
Eversource Energy	131,158	10,723,478
4

	Shares	Value
Pinnacle West Capital Corp.	348,294	$25,202,554
Xcel Energy, Inc.	67,703	4,231,438
		79,047,063
Electrical Equipment — 4.0%
Emerson Electric Co.	306,001	28,825,294
Hubbell, Inc.	74,540	13,467,142
nVent Electric plc	813,170	26,289,786
		68,582,222
Electronic Equipment, Instruments and Components — 0.2%
TE Connectivity Ltd.	30,351	4,164,764
Energy Equipment and Services — 1.0%
Baker Hughes Co.	679,560	16,805,519
Equity Real Estate Investment Trusts (REITs) — 5.6%
Equinix, Inc.	16,934	13,380,061
Essex Property Trust, Inc.	49,459	15,814,021
Healthcare Trust of America, Inc., Class A	677,092	20,082,549
Healthpeak Properties, Inc.	677,455	22,681,193
MGM Growth Properties LLC, Class A	427,521	16,374,054
Regency Centers Corp.	38,575	2,597,255
Weyerhaeuser Co.	146,281	5,203,215
		96,132,348
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	855,178	28,475,829
Sysco Corp.	140,806	11,053,271
		39,529,100
Food Products — 4.8%
Conagra Brands, Inc.	964,896	32,681,028
General Mills, Inc.	199,801	11,952,096
J.M. Smucker Co. (The)	111,273	13,356,098
Kellogg Co.	184,424	11,788,382
Orkla ASA	1,408,703	12,929,349
		82,706,953
Gas Utilities — 1.4%
Atmos Energy Corp.	145,426	12,826,573
Spire, Inc.	183,747	11,241,642
		24,068,215
Health Care Equipment and Supplies — 5.6%
Baxter International, Inc.	10,822	870,414
Becton Dickinson and Co.	71,554	17,589,404
Envista Holdings Corp.(1)	265,788	11,112,596
Koninklijke Philips NV	300,544	13,356,175
Zimmer Biomet Holdings, Inc.	369,961	54,147,492
		97,076,081
Health Care Providers and Services — 8.5%
Cardinal Health, Inc.	511,230	25,285,436
Centene Corp.(1)	198,796	12,386,979
Henry Schein, Inc.(1)	365,079	27,804,417
McKesson Corp.	117,564	23,439,910
Quest Diagnostics, Inc.	198,300	28,814,973
Universal Health Services, Inc., Class B	216,180	29,912,826
		147,644,541
Health Care Technology — 1.8%
Cerner Corp.	445,840	31,440,637
5

	Shares	Value
Hotels, Restaurants and Leisure — 1.5%
Cracker Barrel Old Country Store, Inc.	63,137	$8,829,078
Sodexo SA(1)	199,849	17,465,930
		26,295,008
Household Products — 1.0%
Kimberly-Clark Corp.	129,861	17,198,791
Insurance — 6.8%
Aflac, Inc.	525,599	27,399,476
Allstate Corp. (The)	122,545	15,601,204
Arthur J. Gallagher & Co.	45,408	6,749,899
Chubb Ltd.	235,057	40,777,689
Reinsurance Group of America, Inc.	244,943	27,252,358
		117,780,626
IT Services — 1.1%
Amdocs Ltd.	140,920	10,669,053
Euronet Worldwide, Inc.(1)	63,033	8,022,840
		18,691,893
Leisure Products — 0.7%
Polaris, Inc.	105,341	12,605,104
Machinery — 2.5%
Crane Co.	32,633	3,093,935
Cummins, Inc.	36,689	8,238,882
IMI plc	154,024	3,423,788
Oshkosh Corp.	141,365	14,471,535
PACCAR, Inc.	186,838	14,745,255
		43,973,395
Media — 1.6%
Fox Corp., Class B	727,618	27,009,180
Multi-Utilities — 1.4%
NorthWestern Corp.	421,765	24,167,134
Multiline Retail — 1.4%
Dollar Tree, Inc.(1)	247,119	23,654,231
Oil, Gas and Consumable Fuels — 3.8%
ConocoPhillips	487,776	33,056,580
Devon Energy Corp.	601,374	21,354,791
Pioneer Natural Resources Co.	67,975	11,318,517
		65,729,888
Paper and Forest Products — 1.3%
Mondi plc	936,335	22,945,813
Road and Rail — 0.6%
Heartland Express, Inc.	691,910	11,084,398
Software — 1.6%
CDK Global, Inc.	253,573	10,789,531
Open Text Corp.	343,384	16,736,536
		27,526,067
Specialty Retail — 1.9%
Advance Auto Parts, Inc.	160,277	33,480,263
Technology Hardware, Storage and Peripherals — 1.3%
HP, Inc.	799,059	21,862,254
Thrifts and Mortgage Finance — 0.4%
Capitol Federal Financial, Inc.	642,734	7,385,014
6

	Shares	Value
Trading Companies and Distributors — 1.8%
Beacon Roofing Supply, Inc.(1)	133,774	$6,389,046
MSC Industrial Direct Co., Inc., Class A	306,704	24,594,594
		30,983,640
TOTAL COMMON STOCKS (Cost $1,375,525,221)		1,674,483,551
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell Mid-Cap Value ETF (Cost $6,025,194)	51,489	5,831,129
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $9,628,080), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $9,436,284)		9,436,279
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $32,089,234), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $31,460,009)		31,460,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,975,541	10,975,541
TOTAL TEMPORARY CASH INVESTMENTS (Cost $51,871,820)		51,871,820
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $14,235,858)	14,235,858	14,235,858
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $1,447,658,093)		1,746,422,358
OTHER ASSETS AND LIABILITIES — (1.0)%		(16,886,735)
TOTAL NET ASSETS — 100.0%		$1,729,535,623

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	52,131,795	EUR	44,345,218	Credit Suisse AG	12/31/21	$662,184
GBP	1,005,398	USD	1,378,054	JPMorgan Chase Bank N.A.	12/31/21	(23,057)
USD	40,456,129	GBP	29,631,591	JPMorgan Chase Bank N.A.	12/31/21	521,005
JPY	76,169,592	USD	687,197	Bank of America N.A.	12/30/21	(2,166)
USD	22,249,199	JPY	2,436,932,539	Bank of America N.A.	12/30/21	332,663
USD	531,846	JPY	59,518,244	Bank of America N.A.	12/30/21	(3,431)
USD	10,776,757	NOK	93,085,686	UBS AG	12/30/21	136,202
						$1,623,400

7

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,860,754. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $14,235,858.

See Notes to Financial Statements.
8

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,433,422,235) — including $13,860,754 of securities on loan	$1,732,186,500
Investment made with cash collateral received for securities on loan, at value (cost of $14,235,858)	14,235,858
Total investment securities, at value (cost of $1,447,658,093)	1,746,422,358
Foreign currency holdings, at value (cost of $196,450)	196,312
Receivable for investments sold	6,542,587
Receivable for capital shares sold	1,120
Unrealized appreciation on forward foreign currency exchange contracts	1,652,054
Dividends and interest receivable	3,182,222
Securities lending receivable	1,539
1,757,998,192

Liabilities
Payable for collateral received for securities on loan	14,235,858
Payable for investments purchased	11,035,194
Payable for capital shares redeemed	3,162,863
Unrealized depreciation on forward foreign currency exchange contracts	28,654
28,462,569

Net Assets	$1,729,535,623

G Class Capital Shares, $0.01 Par Value
Shares authorized	850,000,000
Shares outstanding	118,212,063

Net Asset Value Per Share	$14.63

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,252,143,764
Distributable earnings	477,391,859
$1,729,535,623

See Notes to Financial Statements.
9

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $321,044)	$20,268,139
Securities lending, net	55,426
Interest	2,493
20,326,058

Expenses:
Management fees	5,274,099
Directors' fees and expenses	22,572
Other expenses	298
5,296,969
Fees waived	(5,274,099)
22,870

Net investment income (loss)	20,303,188

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	119,856,087
Forward foreign currency exchange contract transactions	2,185,058
Foreign currency translation transactions	26,187
122,067,332

Change in net unrealized appreciation (depreciation) on:
Investments	(93,891,638)
Forward foreign currency exchange contracts	234,845
Translation of assets and liabilities in foreign currencies	(25)
(93,656,818)

Net realized and unrealized gain (loss)	28,410,514

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,713,702

See Notes to Financial Statements.
10

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$20,303,188	$30,448,400
Net realized gain (loss)	122,067,332	74,333,116
Change in net unrealized appreciation (depreciation)	(93,656,818)	450,376,032
Net increase (decrease) in net assets resulting from operations	48,713,702	555,157,548

Distributions to Shareholders
From earnings	(20,581,726)	(50,484,807)

Capital Share Transactions
Proceeds from shares sold	128,148,707	691,410,013
Proceeds from reinvestment of distributions	20,581,726	50,484,807
Payments for shares redeemed	(99,712,518)	(293,393,132)
Net increase (decrease) in net assets from capital share transactions	49,017,915	448,501,688

Net increase (decrease) in net assets	77,149,891	953,174,429

Net Assets
Beginning of period	1,652,385,732	699,211,303
End of period	$1,729,535,623	$1,652,385,732

Transactions in Shares of the Fund
Sold	8,603,822	60,000,615
Issued in reinvestment of distributions	1,410,611	4,102,442
Redeemed	(6,652,555)	(23,300,441)
Net increase (decrease) in shares of the fund	3,361,878	40,802,616

See Notes to Financial Statements.
11

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
12

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

13

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$14,235,858	—	—	—	$14,235,858
Gross amount of recognized liabilities for securities lending transactions					$14,235,858
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 51% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.60% to 0.62%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended September 30, 2021 was 0.62% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

14

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $849 and $2,351,639, respectively. The effect of interfund transactions on the Statement of Operations was $592,890 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2021 were $459,006,640 and $448,779,093, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$25,322,764	$18,829,084	—
Auto Components	23,332,190	8,482,897	—
Food and Staples Retailing	11,053,271	28,475,829	—
Food Products	69,777,604	12,929,349	—
Hotels, Restaurants and Leisure	8,829,078	17,465,930	—
Machinery	40,549,607	3,423,788	—
Paper and Forest Products	—	22,945,813	—
Other Industries	1,383,066,347	—	—
Exchange-Traded Funds	5,831,129	—	—
Temporary Cash Investments	10,975,541	40,896,279	—
Temporary Cash Investments - Securities Lending Collateral	14,235,858	—	—
	$1,592,973,389	$153,448,969	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,652,054	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$28,654	—
15

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $131,649,217.

The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $1,652,054 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $28,654 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,185,058 in net realized gain (loss) on forward foreign currency exchange contract transactions and $234,845 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,466,874,242
Gross tax appreciation of investments	$296,420,428
Gross tax depreciation of investments	(16,872,312)
Net tax appreciation (depreciation) of investments	$279,548,116

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
16

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021(3)	$14.39	0.18	0.24	0.42	(0.18)	—	(0.18)	$14.63	2.92%	0.00%(4)(5)	0.62%(4)	2.38%(4)	1.76%(4)	27%	$1,729,536
2021	$9.44	0.29	5.13	5.42	(0.29)	(0.18)	(0.47)	$14.39	58.28%	0.00%(5)	0.62%	2.44%	1.82%	69%	$1,652,386
2020	$11.59	0.30	(2.15)	(1.85)	(0.30)	—	(0.30)	$9.44	(16.54)%	0.01%	0.64%	2.53%	1.90%	59%	$699,211
2019	$13.24	0.30	(0.17)	0.13	(0.29)	(1.49)	(1.78)	$11.59	1.87%	0.00%(5)	0.65%	2.32%	1.67%	58%	$930,126
2018	$13.79	0.31	0.55	0.86	(0.30)	(1.11)	(1.41)	$13.24	6.30%	0.24%	0.70%	2.27%	1.81%	51%	$1,021,630
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

18

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
19

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

20

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
21

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90825 2111

Semiannual Report

September 30, 2021

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)
G Class (ASVHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2021. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional investment insights, please visit americancentury.com.

Stocks, Bonds Advanced Amid Growing Concerns

Broad market sentiment was upbeat to start the period. Investors generally looked beyond pandemic-related challenges to improving growth and corporate earnings data. Ongoing support from leading central banks and governments helped maintain investor confidence in the financial markets and strengthen the overall global economic outlook.

However, a summer surge in COVID-19 cases arising from the delta variant triggered worries about the recovery’s sustainability. Most economic and corporate earnings data remained favorable, but the labor market was a notable exception. Despite record job openings, job growth remained weak, complicating reopening efforts for many businesses.

In this climate, U.S. Treasury yields generally declined through early August. From there, yields rose amid soaring inflation triggered by mounting supply chain disruptions and rising energy and housing prices. Congressional debate on the debt ceiling and the $3.5 trillion "human infrastructure" bill added to inflation worries. Year-over-year headline inflation reached 5.4% in September, matching a 13-year high.

Meanwhile, in September, the Federal Reserve hinted it may start scaling back its monetary support by year-end. This prompted a spike in Treasury yields and a sell-off among stocks. A credit crisis in China’s troubled property sector also weighed on stocks. Overall, though, strong performance in the first half of the reporting period led to positive six-month returns for most broad stock and bond indices.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	0.9%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	0.5%
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Banks	18.8%
Electronic Equipment, Instruments and Components	7.3%
Equity Real Estate Investment Trusts (REITs)	6.3%
Machinery	6.3%
Commercial Services and Supplies	6.0%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
4

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,027.30	$5.54	1.09%
I Class	$1,000	$1,028.90	$4.53	0.89%
Y Class	$1,000	$1,029.70	$3.77	0.74%
A Class	$1,000	$1,026.90	$6.81	1.34%
C Class	$1,000	$1,023.20	$10.60	2.09%
R Class	$1,000	$1,024.70	$8.07	1.59%
R5 Class	$1,000	$1,028.90	$4.53	0.89%
R6 Class	$1,000	$1,029.70	$3.77	0.74%
G Class	$1,000	$1,033.40	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.60	$5.52	1.09%
I Class	$1,000	$1,020.61	$4.51	0.89%
Y Class	$1,000	$1,021.36	$3.75	0.74%
A Class	$1,000	$1,018.35	$6.78	1.34%
C Class	$1,000	$1,014.59	$10.56	2.09%
R Class	$1,000	$1,017.10	$8.04	1.59%
R5 Class	$1,000	$1,020.61	$4.51	0.89%
R6 Class	$1,000	$1,021.36	$3.75	0.74%
G Class	$1,000	$1,025.07	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
5

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.6%
Air Freight and Logistics — 0.1%
GXO Logistics, Inc.(1)	65,000	$5,098,600
Banks — 18.8%
Ameris Bancorp	1,405,000	72,891,400
BankUnited, Inc.	1,995,000	83,430,900
F.N.B. Corp.	5,930,000	68,906,600
First BanCorp	3,055,000	40,173,250
First Hawaiian, Inc.	770,000	22,599,500
First Mid Bancshares, Inc.	280,000	11,496,800
Home BancShares, Inc.	2,825,000	66,472,250
Independent Bank Corp. (Massachusetts)	465,000	35,409,750
Independent Bank Group, Inc.	1,200,000	85,248,000
Old National Bancorp.	4,330,000	73,393,500
Origin Bancorp, Inc.	830,000	35,150,500
Pacific Premier Bancorp, Inc.	1,875,000	77,700,000
QCR Holdings, Inc.	305,000	15,689,200
Renasant Corp.	485,000	17,484,250
Signature Bank	7,338	1,997,990
SouthState Corp.	1,025,000	76,536,750
Towne Bank	1,205,000	37,487,550
UMB Financial Corp.	1,232,208	119,166,836
Valley National Bancorp	8,860,000	117,926,600
Veritex Holdings, Inc.	520,000	20,467,200
		1,079,628,826
Building Products — 1.8%
Cornerstone Building Brands, Inc.(1)	3,600,000	52,596,000
DIRTT Environmental Solutions(1)(2)	3,195,000	9,904,500
Tecnoglass, Inc.	1,757,806	38,197,124
		100,697,624
Capital Markets — 1.5%
Donnelley Financial Solutions, Inc.(1)(3)	2,475,714	85,709,219
Chemicals — 1.0%
Minerals Technologies, Inc.	810,000	56,570,400
Commercial Services and Supplies — 6.0%
Brink's Co. (The)	1,470,000	93,051,000
CECO Environmental Corp.(1)	1,785,000	12,566,400
Charah Solutions, Inc.(1)(2)(3)	1,939,467	8,921,548
Deluxe Corp.(3)	2,145,000	76,984,050
Healthcare Services Group, Inc.	1,100,000	27,489,000
KAR Auction Services, Inc.(1)	4,980,000	81,622,200
Loomis AB	1,535,000	41,595,680
		342,229,878
Construction and Engineering — 2.6%
Arcosa, Inc.	895,000	44,902,150
Dycom Industries, Inc.(1)	910,000	64,828,400
NV5 Global, Inc.(1)	385,000	37,949,450
		147,680,000
6

	Shares	Value
Containers and Packaging — 3.5%
Graphic Packaging Holding Co.	7,100,000	$135,184,000
Pactiv Evergreen, Inc.	5,090,000	63,726,800
		198,910,800
Diversified Financial Services — 2.5%
A-Mark Precious Metals, Inc.	350,000	21,007,000
Compass Diversified Holdings(3)	4,415,000	124,370,550
		145,377,550
Electronic Equipment, Instruments and Components — 7.3%
Advanced Energy Industries, Inc.	270,000	23,692,500
Avnet, Inc.	2,560,000	94,643,200
Belden, Inc.	489,807	28,536,156
Coherent, Inc.(1)	380,000	95,034,200
II-VI, Inc.(1)	2,510,000	148,993,600
Vontier Corp.	815,000	27,384,000
		418,283,656
Energy Equipment and Services — 1.1%
ChampionX Corp.(1)	2,850,000	63,726,000
NCS Multistage Holdings, Inc.(1)	55,000	1,614,250
		65,340,250
Equity Real Estate Investment Trusts (REITs) — 6.3%
Brandywine Realty Trust	4,570,000	61,329,400
CareTrust REIT, Inc.	1,100,000	22,352,000
Cousins Properties, Inc.	1,415,000	52,765,350
Easterly Government Properties, Inc.	960,000	19,833,600
Four Corners Property Trust, Inc.	1,800,000	48,348,000
Getty Realty Corp.	805,000	23,594,550
Healthcare Realty Trust, Inc.	710,000	21,143,800
Highwoods Properties, Inc.	550,000	24,123,000
Kite Realty Group Trust	1,320,000	26,875,200
Lexington Realty Trust	175,000	2,231,250
National Health Investors, Inc.	495,000	26,482,500
Physicians Realty Trust	700,000	12,334,000
Sabra Health Care REIT, Inc.	530,000	7,801,600
Summit Hotel Properties, Inc.(1)	1,408,523	13,564,077
		362,778,327
Gas Utilities — 0.4%
South Jersey Industries, Inc.	1,130,000	24,023,800
Health Care Providers and Services — 2.3%
Apria, Inc.(1)	965,000	35,849,750
National HealthCare Corp.	339,991	23,792,570
Patterson Cos., Inc.	1,740,000	52,443,600
Premier, Inc., Class A	515,000	19,961,400

		132,047,320
Hotels, Restaurants and Leisure — 2.9%
Accel Entertainment, Inc.(1)	3,650,000	44,311,000
BJ's Restaurants, Inc.(1)	580,000	24,220,800
Dave & Buster's Entertainment, Inc.(1)	1,670,000	64,011,100
Red Robin Gourmet Burgers, Inc.(1)(3)	1,555,000	35,858,300
		168,401,200
Household Durables — 1.7%
Mohawk Industries, Inc.(1)	115,000	20,401,000
7

	Shares	Value
Skyline Champion Corp.(1)	1,285,000	$77,177,100
		97,578,100
Household Products — 2.8%
Spectrum Brands Holdings, Inc.	1,705,000	163,117,350
Insurance — 2.4%
Axis Capital Holdings Ltd.	1,855,000	85,404,200
James River Group Holdings Ltd.	745,000	28,108,850
ProAssurance Corp.	970,000	23,066,600
		136,579,650
IT Services — 2.7%
Euronet Worldwide, Inc.(1)	245,000	31,183,600
EVERTEC, Inc.	2,430,000	111,099,600
IBEX Holdings Ltd.(1)	823,500	13,999,500
		156,282,700
Leisure Products — 2.9%
Brunswick Corp.	825,000	78,597,750
Hayward Holdings, Inc.(1)	985,000	21,906,400
Malibu Boats, Inc., Class A(1)	975,000	68,230,500
		168,734,650
Machinery — 6.3%
Albany International Corp., Class A	614,666	47,249,375
Colfax Corp.(1)	2,020,000	92,718,000
EnPro Industries, Inc.	380,000	33,105,600
Gates Industrial Corp. plc(1)	4,080,000	66,381,600
Graham Corp.(3)	740,839	9,186,404
Hurco Cos., Inc.	101,153	3,263,196
Luxfer Holdings plc	755,000	14,820,650
Timken Co. (The)	1,445,000	94,531,900
		361,256,725
Media — 1.0%
Entravision Communications Corp., Class A(3)	7,105,000	50,445,500
Townsquare Media, Inc., Class A(1)	680,000	8,887,600
		59,333,100
Oil, Gas and Consumable Fuels — 1.0%
Earthstone Energy, Inc., Class A(1)	1,165,217	10,719,996
Enviva Partners LP	910,000	49,221,900
		59,941,896
Personal Products — 1.8%
Edgewell Personal Care Co.	2,645,000	96,013,500
Honest Co., Inc. (The)(1)(2)	750,000	7,785,000
		103,798,500
Professional Services — 3.0%
Barrett Business Services, Inc.(3)	440,000	33,554,400
KBR, Inc.	1,515,000	59,691,000
Korn Ferry	1,090,000	78,872,400
		172,117,800
Semiconductors and Semiconductor Equipment — 1.7%
Cohu, Inc.(1)	700,000	22,358,000
Kulicke & Soffa Industries, Inc.	1,240,000	72,267,200
		94,625,200
Software — 2.9%
Avaya Holdings Corp.(1)	3,510,000	69,462,900
8

	Shares/Principal Amount	Value
Kaltura, Inc.(1)	700,838	$7,211,623
Teradata Corp.(1)	1,607,201	92,172,977
		168,847,500
Specialty Retail — 4.5%
MarineMax, Inc.(1)(3)	1,560,000	75,691,200
OneWater Marine, Inc., Class A(3)	1,235,000	49,659,350
Penske Automotive Group, Inc.	1,290,000	129,774,000
		255,124,550
Textiles, Apparel and Luxury Goods — 1.6%
Tapestry, Inc.	2,425,000	89,773,500
Thrifts and Mortgage Finance — 1.3%
Enact Holdings, Inc.(1)	1,070,000	23,465,100
Premier Financial Corp.	680,000	21,651,200
Provident Financial Services, Inc.	1,185,000	27,811,950
		72,928,250
Trading Companies and Distributors — 2.9%
Beacon Roofing Supply, Inc.(1)	1,565,000	74,744,400
DXP Enterprises, Inc.(1)(3)	1,183,602	34,999,111
GMS, Inc.(1)	1,045,000	45,771,000
Karat Packaging, Inc.(1)	371,278	7,807,977
		163,322,488
TOTAL COMMON STOCKS (Cost $4,617,142,952)		5,656,139,409
TEMPORARY CASH INVESTMENTS — 0.9%
Federal Farm Credit Discount Notes, 0.01%, 10/1/21(4)	$10,000,000	10,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $7,953,162), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $7,794,731)		7,794,727
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $26,506,820), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $25,987,007)		25,987,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,066,215	9,066,215
TOTAL TEMPORARY CASH INVESTMENTS (Cost $52,847,942)		52,847,942
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(5)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $67,353)	67,353	67,353
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $4,670,058,247)		5,709,054,704
OTHER ASSETS AND LIABILITIES — 0.5%		30,011,281
TOTAL NET ASSETS — 100.0%		$5,739,065,985

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	7,698,025	USD	875,517	UBS AG	12/30/21	$4,711
USD	34,594,346	SEK	299,169,825	UBS AG	12/30/21	385,869
USD	840,536	SEK	7,246,675	UBS AG	12/30/21	11,917
USD	1,442,951	SEK	12,594,875	UBS AG	12/30/21	2,795
						$405,292

NOTES TO SCHEDULE OF INVESTMENTS
SEK	-	Swedish Krona
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,919,215. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(4)The rate indicated is the yield to maturity at purchase.
(5)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,199,887, which includes securities collateral of $8,132,534.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $4,298,522,846) — including $7,919,215 of securities on loan	$5,123,607,719
Investment securities - affiliated, at value (cost of $371,468,048)	585,379,632
Investment made with cash collateral received for securities on loan, at value (cost of $67,353)	67,353
Total investment securities, at value (cost of $4,670,058,247)	5,709,054,704
Receivable for investments sold	16,785,535
Receivable for capital shares sold	41,563,209
Unrealized appreciation on forward foreign currency exchange contracts	405,292
Dividends and interest receivable	5,529,682
Securities lending receivable	2,557
5,773,340,979

Liabilities
Payable for collateral received for securities on loan	67,353
Payable for investments purchased	21,260,632
Payable for capital shares redeemed	8,948,823
Accrued management fees	3,952,063
Distribution and service fees payable	46,123
34,274,994

Net Assets	$5,739,065,985

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,410,034,905
Distributable earnings	1,329,031,080
$5,739,065,985

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,193,798,398	108,288,733	$11.02
I Class, $0.01 Par Value	$2,636,051,979	236,413,825	$11.15
Y Class, $0.01 Par Value	$80,253,222	7,186,954	$11.17
A Class, $0.01 Par Value	$112,335,148	10,327,364	$10.88*
C Class, $0.01 Par Value	$24,853,264	2,454,242	$10.13
R Class, $0.01 Par Value	$6,042,775	560,005	$10.79
R5 Class, $0.01 Par Value	$13,294,000	1,191,351	$11.16
R6 Class, $0.01 Par Value	$1,300,877,627	116,651,067	$11.15
G Class, $0.01 Par Value	$371,559,572	33,236,504	$11.18
*Maximum offering price $11.54 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $9,278,925 from affiliates and net of foreign taxes withheld of $26,652)	$36,963,351
Interest	13,356
Securities lending, net	12,642
36,989,349

Expenses:
Management fees	24,702,011
Distribution and service fees:
A Class	137,745
C Class	106,560
R Class	15,628
Directors' fees and expenses	71,965
Other expenses	331
25,034,240
Fees waived - G Class	(1,384,384)
23,649,856

Net investment income (loss)	13,339,493

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $10,097,553 from affiliates)	196,502,450
Forward foreign currency exchange contract transactions	1,517,316
Foreign currency translation transactions	71,293
198,091,059

Change in net unrealized appreciation (depreciation) on:
Investments (including $19,888,754 from affiliates)	(101,548,500)
Forward foreign currency exchange contracts	405,292
(101,143,208)

Net realized and unrealized gain (loss)	96,947,851

Net Increase (Decrease) in Net Assets Resulting from Operations	$110,287,344

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$13,339,493	$17,709,446
Net realized gain (loss)	198,091,059	190,771,566
Change in net unrealized appreciation (depreciation)	(101,143,208)	1,587,349,837
Net increase (decrease) in net assets resulting from operations	110,287,344	1,795,830,849

Distributions to Shareholders
From earnings:
Investor Class	(1,359,702)	(3,150,781)
I Class	(5,617,494)	(6,801,236)
Y Class	(228,391)	(339,676)
A Class	(46,423)	(153,102)
R Class	—	(1,916)
R5 Class	(29,462)	(45,434)
R6 Class	(3,585,457)	(4,992,095)
G Class	(2,386,286)	(5,290,956)
Decrease in net assets from distributions	(13,253,215)	(20,775,196)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,139,024,602	1,371,014,953

Net increase (decrease) in net assets	1,236,058,731	3,146,070,606

Net Assets
Beginning of period	4,503,007,254	1,356,936,648
End of period	$5,739,065,985	$4,503,007,254

See Notes to Financial Statements.
13

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$67,353	—	—	—	$67,353
Gross amount of recognized liabilities for securities lending transactions					$67,353
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

16

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.09%
I Class	0.80% to 1.05%	0.89%
Y Class	0.65% to 0.90%	0.74%
A Class	1.00% to 1.25%	1.09%
C Class	1.00% to 1.25%	1.09%
R Class	1.00% to 1.25%	1.09%
R5 Class	0.80% to 1.05%	0.89%
R6 Class	0.65% to 0.90%	0.74%
G Class	0.65% to 0.90%	0.00%(1)
(1)Effective annual management fee before waiver was 0.74%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $4,489,112 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2021 were $2,229,180,902 and $1,050,915,214, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	36,449,036	$408,454,722	40,326,653	$326,284,879
Issued in reinvestment of distributions	124,548	1,336,518	430,711	3,039,149
Redeemed	(17,531,351)	(195,254,128)	(35,943,298)	(261,463,817)
	19,042,233	214,537,112	4,814,066	67,860,211
I Class/Shares Authorized	800,000,000		800,000,000
Sold	97,187,207	1,100,946,553	153,121,813	1,350,198,944
Issued in reinvestment of distributions	466,725	5,109,020	791,999	6,121,740
Redeemed	(49,912,608)	(563,014,699)	(42,625,240)	(330,844,984)
	47,741,324	543,040,874	111,288,572	1,025,475,700
Y Class/Shares Authorized	60,000,000		60,000,000
Sold	2,329,535	26,416,427	3,747,350	31,726,079
Issued in reinvestment of distributions	15,341	168,833	32,693	251,672
Redeemed	(1,300,804)	(14,871,737)	(2,206,380)	(16,362,220)
	1,044,072	11,713,523	1,573,663	15,615,531
A Class/Shares Authorized	80,000,000		80,000,000
Sold	2,989,183	33,071,225	3,384,280	27,106,052
Issued in reinvestment of distributions	4,182	43,991	23,213	149,558
Redeemed	(1,582,035)	(17,493,216)	(3,895,324)	(30,777,886)
	1,411,330	15,622,000	(487,831)	(3,522,276)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	1,033,096	10,691,684	1,205,644	9,721,981
Redeemed	(138,671)	(1,420,338)	(176,515)	(1,278,094)
	894,425	9,271,346	1,029,129	8,443,887
R Class/Shares Authorized	180,000,000		180,000,000
Sold	200,000	2,193,758	184,334	1,574,021
Issued in reinvestment of distributions	—	—	306	1,915
Redeemed	(126,389)	(1,375,510)	(149,094)	(1,179,377)
	73,611	818,248	35,546	396,559
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	626,096	7,062,065	1,441,277	10,417,513
Issued in reinvestment of distributions	2,691	29,462	6,113	45,434
Redeemed	(345,342)	(3,859,837)	(1,180,367)	(8,588,379)
	283,445	3,231,690	267,023	1,874,568
R6 Class/Shares Authorized	450,000,000		450,000,000
Sold	43,686,940	495,528,170	56,027,727	446,342,135
Issued in reinvestment of distributions	318,050	3,487,466	652,567	4,948,292
Redeemed	(14,182,529)	(160,001,465)	(25,033,289)	(199,977,832)
	29,822,461	339,014,171	31,647,005	251,312,595
G Class/Shares Authorized	300,000,000		300,000,000
Sold	2,031,336	22,870,337	20,818,476	125,595,248
Issued in reinvestment of distributions	215,960	2,386,286	696,920	5,290,956
Redeemed	(2,045,101)	(23,480,985)	(14,913,075)	(127,328,026)
	202,195	1,775,638	6,602,321	3,558,178
Net increase (decrease)	100,515,096	$1,139,024,602	156,769,494	$1,371,014,953

18

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended September 30, 2021 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Barrett Business Services, Inc.	$28,577	$1,824	—	$3,154	$33,555	440	—	$264
CECO Environmental Corp.(1)(2)	13,600	511	—	(1,545)	(2)	(2)	—	—
Charah Solutions, Inc.(1)(3)	9,748	566	$1,986	594	8,922	1,939	$(987)	—
Compass Diversified Holdings	93,642	14,092	6,049	22,686	124,371	4,415	1,524	5,007
Deluxe Corp.	87,487	10,488	9,777	(11,214)	76,984	2,145	(1,555)	1,270
Donnelley Financial Solutions, Inc.(1)	86,273	8,253	23,623	14,806	85,709	2,476	6,532	—
DXP Enterprises, Inc.(1)	33,853	7,749	6,474	(129)	34,999	1,184	(167)	—
Entravision Communications Corp., Class A	33,027	1,602	4,846	20,663	50,446	7,105	5,009	388
Graham Corp.	10,549	—	—	(1,363)	9,186	741	—	163
MarineMax, Inc.(1)	57,751	21,426	1,890	(1,596)	75,691	1,560	(258)	—
OneWater Marine, Inc., Class A	45,155	4,697	—	(193)	49,659	1,235	—	2,187
Red Robin Gourmet Burgers, Inc.(1)	59,034	2,798	—	(25,974)	35,858	1,555	—	—
	$558,696	$74,006	$54,645	$19,889	$585,380	24,795	$10,098	$9,279
(1)Non-income producing.
(2)Company was not an affiliate at September 30, 2021.
(3)Security, or a portion thereof, is on loan.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,614,543,729	$41,595,680	—
Temporary Cash Investments	9,066,215	43,781,727	—
Temporary Cash Investments - Securities Lending Collateral	67,353	—	—
	$5,623,677,297	$85,377,407	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$405,292	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $43,976,453.
The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $405,292 in unrealized appreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,517,316 in net realized gain (loss) on forward foreign currency exchange contract transactions and $405,292 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$4,765,874,780
Gross tax appreciation of investments	$1,063,705,053
Gross tax depreciation of investments	(120,525,129)
Net tax appreciation (depreciation) of investments	$943,179,924

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021(3)	$10.74	0.01	0.28	0.29	(0.01)	—	(0.01)	$11.02	2.73%	1.09%(4)	1.09%(4)	0.25%(4)	0.25%(4)	20%	$1,193,798
2021	$5.20	0.03	5.55	5.58	(0.04)	—	(0.04)	$10.74	107.63%	1.19%	1.19%	0.46%	0.46%	72%	$958,579
2020	$7.05	0.05	(1.71)	(1.66)	(0.04)	(0.15)	(0.19)	$5.20	(24.44)%	1.25%	1.25%	0.71%	0.71%	71%	$439,030
2019	$8.64	0.06	(0.44)	(0.38)	(0.05)	(1.16)	(1.21)	$7.05	(3.15)%	1.25%	1.25%	0.68%	0.68%	90%	$594,650
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	1.26%	0.42%	0.42%	90%	$687,877
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	1.25%	0.47%	0.47%	90%	$770,415
I Class
2021(3)	$10.86	0.03	0.28	0.31	(0.02)	—	(0.02)	$11.15	2.89%	0.89%(4)	0.89%(4)	0.45%(4)	0.45%(4)	20%	$2,636,052
2021	$5.26	0.05	5.61	5.66	(0.06)	—	(0.06)	$10.86	108.04%	0.99%	0.99%	0.66%	0.66%	72%	$2,049,527
2020	$7.13	0.07	(1.74)	(1.67)	(0.05)	(0.15)	(0.20)	$5.26	(24.30)%	1.05%	1.05%	0.91%	0.91%	71%	$407,147
2019	$8.72	0.07	(0.44)	(0.37)	(0.06)	(1.16)	(1.22)	$7.13	(2.95)%	1.05%	1.05%	0.88%	0.88%	90%	$352,298
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	1.06%	0.62%	0.62%	90%	$411,986
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	1.05%	0.67%	0.67%	90%	$463,119

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021(3)	$10.88	0.03	0.29	0.32	(0.03)	—	(0.03)	$11.17	2.97%	0.74%(4)	0.74%(4)	0.60%(4)	0.60%(4)	20%	$80,253
2021	$5.27	0.06	5.62	5.68	(0.07)	—	(0.07)	$10.88	108.41%	0.84%	0.84%	0.81%	0.81%	72%	$66,827
2020	$7.14	0.09	(1.75)	(1.66)	(0.06)	(0.15)	(0.21)	$5.27	(24.15)%	0.90%	0.90%	1.06%	1.06%	71%	$24,079
2019	$8.73	0.10	(0.45)	(0.35)	(0.08)	(1.16)	(1.24)	$7.14	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$3,320
2018(5)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(4)	0.91%(4)	0.95%(4)	0.95%(4)	90%(6)	$131
A Class
2021(3)	$10.60	—(7)	0.28	0.28	—(7)	—	—(7)	$10.88	2.69%	1.34%(4)	1.34%(4)	0.00%(4)(8)	0.00%(4)(8)	20%	$112,335
2021	$5.13	0.02	5.47	5.49	(0.02)	—	(0.02)	$10.60	107.16%	1.44%	1.44%	0.21%	0.21%	72%	$94,533
2020	$6.96	0.03	(1.69)	(1.66)	(0.02)	(0.15)	(0.17)	$5.13	(24.66)%	1.50%	1.50%	0.46%	0.46%	71%	$48,260
2019	$8.54	0.03	(0.42)	(0.39)	(0.03)	(1.16)	(1.19)	$6.96	(3.32)%	1.50%	1.50%	0.43%	0.43%	90%	$82,755
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	1.51%	0.17%	0.17%	90%	$116,763
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	1.50%	0.22%	0.22%	90%	$141,505

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021(3)	$9.90	(0.04)	0.27	0.23	—	—	—	$10.13	2.32%	2.09%(4)	2.09%(4)	(0.75)%(4)	(0.75)%(4)	20%	$24,853
2021	$4.82	(0.04)	5.12	5.08	—	—	—	$9.90	105.39%	2.19%	2.19%	(0.54)%	(0.54)%	72%	$15,448
2020	$6.57	(0.02)	(1.58)	(1.60)	—	(0.15)	(0.15)	$4.82	(25.11)%	2.25%	2.25%	(0.29)%	(0.29)%	71%	$2,556
2019	$8.18	(0.02)	(0.43)	(0.45)	—	(1.16)	(1.16)	$6.57	(4.19)%	2.25%	2.25%	(0.32)%	(0.32)%	90%	$2,536
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	2.26%	(0.58)%	(0.58)%	90%	$2,688
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	2.25%	(0.53)%	(0.53)%	90%	$1,234
R Class
2021(3)	$10.53	(0.01)	0.27	0.26	—	—	—	$10.79	2.47%	1.59%(4)	1.59%(4)	(0.25)%(4)	(0.25)%(4)	20%	$6,043
2021	$5.10	—(7)	5.43	5.43	—(7)	—	—(7)	$10.53	106.61%	1.69%	1.69%	(0.04)%	(0.04)%	72%	$5,120
2020	$6.92	0.01	(1.68)	(1.67)	—(7)	(0.15)	(0.15)	$5.10	(24.80)%	1.75%	1.75%	0.21%	0.21%	71%	$2,299
2019	$8.50	0.02	(0.43)	(0.41)	(0.01)	(1.16)	(1.17)	$6.92	(3.58)%	1.75%	1.75%	0.18%	0.18%	90%	$3,437
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	1.76%	(0.08)%	(0.08)%	90%	$3,284
2017	$7.48	—(7)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	1.75%	(0.03)%	(0.03)%	90%	$3,275

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021(3)	$10.87	0.03	0.28	0.31	(0.02)	—	(0.02)	$11.16	2.89%	0.89%(4)	0.89%(4)	0.45%(4)	0.45%(4)	20%	$13,294
2021	$5.26	0.05	5.62	5.67	(0.06)	—	(0.06)	$10.87	108.23%	0.99%	0.99%	0.66%	0.66%	72%	$9,870
2020	$7.14	0.06	(1.74)	(1.68)	(0.05)	(0.15)	(0.20)	$5.26	(24.41)%	1.05%	1.05%	0.91%	0.91%	71%	$3,373
2019	$8.73	0.11	(0.48)	(0.37)	(0.06)	(1.16)	(1.22)	$7.14	(2.92)%	1.05%	1.05%	0.88%	0.88%	90%	$491
2018(5)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(4)	1.06%(4)	0.65%(4)	0.65%(4)	90%(6)	$5
R6 Class
2021(3)	$10.86	0.03	0.29	0.32	(0.03)	—	(0.03)	$11.15	2.97%	0.74%(4)	0.74%(4)	0.60%(4)	0.60%(4)	20%	$1,300,878
2021	$5.26	0.06	5.61	5.67	(0.07)	—	(0.07)	$10.86	108.42%	0.84%	0.84%	0.81%	0.81%	72%	$943,344
2020	$7.13	0.08	(1.74)	(1.66)	(0.06)	(0.15)	(0.21)	$5.26	(24.19)%	0.90%	0.90%	1.06%	1.06%	71%	$290,444
2019	$8.72	0.09	(0.44)	(0.35)	(0.08)	(1.16)	(1.24)	$7.13	(2.80)%	0.90%	0.90%	1.03%	1.03%	90%	$316,502
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.91%	0.77%	0.77%	90%	$278,351
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.90%	0.82%	0.82%	90%	$176,015
G Class
2021(3)	$10.89	0.07	0.29	0.36	(0.07)	—	(0.07)	$11.18	3.34%	0.00%(4)(8)	0.74%(4)	1.34%(4)	0.60%(4)	20%	$371,560
2021	$5.29	0.12	5.63	5.75	(0.15)	—	(0.15)	$10.89	110.06%	0.00%(8)	0.84%	1.65%	0.81%	72%	$359,758
2020	$7.25	0.15	(1.85)	(1.70)	(0.11)	(0.15)	(0.26)	$5.29	(24.58)%	0.00%(8)	0.90%	1.96%	1.06%	71%	$139,749

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through March 31, 2018.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(7)Per-share amount was less than $0.005.
(8)Ratio was less than 0.005%.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
28

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90806 2111

Semiannual Report

September 30, 2021

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this semiannual report for the period ended September 30, 2021. It provides a market overview (below), followed by a schedule of fund investments and other financial information. For additional investment insights, please visit americancentury.com.

Stocks, Bonds Advanced Amid Growing Concerns

Broad market sentiment was upbeat to start the period. Investors generally looked beyond pandemic-related challenges to improving growth and corporate earnings data. Ongoing support from leading central banks and governments helped maintain investor confidence in the financial markets and strengthen the overall global economic outlook.

However, a summer surge in COVID-19 cases arising from the delta variant triggered worries about the recovery’s sustainability. Most economic and corporate earnings data remained favorable, but the labor market was a notable exception. Despite record job openings, job growth remained weak, complicating reopening efforts for many businesses.

In this climate, U.S. Treasury yields generally declined through early August. From there, yields rose amid soaring inflation triggered by mounting supply chain disruptions and rising energy and housing prices. Congressional debate on the debt ceiling and the $3.5 trillion "human infrastructure" bill added to inflation worries. Year-over-year headline inflation reached 5.4% in September, matching a 13-year high.

Meanwhile, in September, the Federal Reserve hinted it may start scaling back its monetary support by year-end. This prompted a spike in Treasury yields and a sell-off among stocks. A credit crisis in China’s troubled property sector also weighed on stocks. Overall, though, strong performance in the first half of the reporting period led to positive six-month returns for most broad stock and bond indices.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Fund Characteristics

SEPTEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Banks	12.4%
Pharmaceuticals	8.5%
Oil, Gas and Consumable Fuels	7.1%
Health Care Providers and Services	5.1%
Diversified Telecommunication Services	4.9%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
4

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Expenses Paid During Period(1) 4/1/21 - 9/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,033.70	$5.10	1.00%
I Class	$1,000	$1,034.60	$4.08	0.80%
Y Class	$1,000	$1,035.40	$3.32	0.65%
A Class	$1,000	$1,032.40	$6.37	1.25%
C Class	$1,000	$1,029.10	$10.17	2.00%
R Class	$1,000	$1,032.20	$7.64	1.50%
R5 Class	$1,000	$1,034.60	$4.08	0.80%
R6 Class	$1,000	$1,036.50	$3.32	0.65%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.06	1.00%
I Class	$1,000	$1,021.06	$4.05	0.80%
Y Class	$1,000	$1,021.81	$3.29	0.65%
A Class	$1,000	$1,018.80	$6.33	1.25%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%
R5 Class	$1,000	$1,021.06	$4.05	0.80%
R6 Class	$1,000	$1,021.81	$3.29	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
5

Schedule of Investments

SEPTEMBER 30, 2021 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 1.9%
BAE Systems plc	1,620,300	$12,272,241
Raytheon Technologies Corp.	217,670	18,710,913
Thales SA	129,480	12,553,801
		43,536,955
Airlines — 0.8%
Southwest Airlines Co.(1)	337,870	17,376,654
Auto Components — 0.9%
BorgWarner, Inc.	497,252	21,486,259
Automobiles — 1.2%
General Motors Co.(1)	304,524	16,051,460
Honda Motor Co. Ltd.	398,900	12,263,703
		28,315,163
Banks — 12.4%
Bank of America Corp.	1,075,370	45,649,456
Comerica, Inc.	97,717	7,866,219
JPMorgan Chase & Co.	405,541	66,383,006
M&T Bank Corp.	71,715	10,709,918
PNC Financial Services Group, Inc. (The)	79,278	15,509,948
Royal Bank of Canada	161,080	16,027,880
Truist Financial Corp.	382,115	22,411,045
U.S. Bancorp	1,024,337	60,886,591
Wells Fargo & Co.	915,908	42,507,290
		287,951,353
Capital Markets — 3.8%
Bank of New York Mellon Corp. (The)	723,900	37,526,976
Invesco Ltd.	683,286	16,474,025
Northern Trust Corp.	152,262	16,415,366
State Street Corp.	200,940	17,023,637
		87,440,004
Communications Equipment — 3.3%
Cisco Systems, Inc.	1,119,124	60,913,920
F5 Networks, Inc.(1)	78,140	15,532,669
		76,446,589
Containers and Packaging — 0.9%
Sonoco Products Co.	346,059	20,618,195
Diversified Financial Services — 3.6%
Berkshire Hathaway, Inc., Class A(1)	129	53,067,890
Berkshire Hathaway, Inc., Class B(1)	113,485	30,974,596
		84,042,486
Diversified Telecommunication Services — 4.9%
AT&T, Inc.	2,298,480	62,081,945
Verizon Communications, Inc.	965,992	52,173,228
		114,255,173
Electric Utilities — 1.4%
Edison International	303,610	16,841,247
Pinnacle West Capital Corp.	198,950	14,396,022
		31,237,269
6

	Shares	Value
Electrical Equipment — 2.6%
Emerson Electric Co.	221,693	$20,883,481
Hubbell, Inc.	119,077	21,513,641
nVent Electric plc	537,728	17,384,746
		59,781,868
Electronic Equipment, Instruments and Components — 0.4%
Anritsu Corp.	547,100	9,763,180
Energy Equipment and Services — 2.8%
Baker Hughes Co.	948,828	23,464,517
Halliburton Co.	569,870	12,320,589
Schlumberger NV	982,148	29,110,867
		64,895,973
Entertainment — 1.5%
Walt Disney Co. (The)(1)	209,270	35,402,206
Equity Real Estate Investment Trusts (REITs) — 1.6%
Equinix, Inc.	10,650	8,414,885
Healthpeak Properties, Inc.	411,890	13,790,077
Weyerhaeuser Co.	431,650	15,353,790
		37,558,752
Food and Staples Retailing — 1.8%
Koninklijke Ahold Delhaize NV	620,095	20,648,005
Walmart, Inc.	149,181	20,792,848
		41,440,853
Food Products — 4.7%
Conagra Brands, Inc.	877,458	29,719,503
Danone SA	280,300	19,110,270
J.M. Smucker Co. (The)	68,110	8,175,243
Kellogg Co.	256,059	16,367,291
Mondelez International, Inc., Class A	414,401	24,109,850
Orkla ASA	1,257,870	11,544,975
		109,027,132
Gas Utilities — 0.4%
Atmos Energy Corp.	110,164	9,716,465
Health Care Equipment and Supplies — 3.6%
Medtronic plc	347,160	43,516,506
Zimmer Biomet Holdings, Inc.	275,357	40,301,250
		83,817,756
Health Care Providers and Services — 5.1%
Cardinal Health, Inc.	805,715	39,850,664
Cigna Corp.	91,130	18,240,581
CVS Health Corp.	286,250	24,291,175
McKesson Corp.	121,040	24,132,955
Universal Health Services, Inc., Class B	91,260	12,627,646
		119,143,021
Hotels, Restaurants and Leisure — 0.7%
Sodexo SA(1)	178,210	15,574,775
Household Products — 0.9%
Procter & Gamble Co. (The)	147,519	20,623,156
Industrial Conglomerates — 3.4%
General Electric Co.	516,808	53,246,728
Siemens AG	161,020	26,334,982
		79,581,710
7

	Shares	Value
Insurance — 3.6%
Aflac, Inc.	217,660	$11,346,616
Chubb Ltd.	216,773	37,605,780
MetLife, Inc.	243,328	15,020,637
Reinsurance Group of America, Inc.	174,456	19,409,975
		83,383,008
Leisure Products — 0.4%
Mattel, Inc.(1)	503,720	9,349,043
Machinery — 0.6%
IMI plc	598,446	13,302,813
Metals and Mining — 0.6%
BHP Group Ltd.	482,065	12,874,915
Multi-Utilities — 0.5%
CMS Energy Corp.	207,330	12,383,821
Multiline Retail — 0.8%
Dollar Tree, Inc.(1)	193,860	18,556,279
Oil, Gas and Consumable Fuels — 7.1%
Chevron Corp.	587,274	59,578,947
ConocoPhillips	241,323	16,354,460
Devon Energy Corp.	578,310	20,535,788
EQT Corp.(1)	572,521	11,713,780
Exxon Mobil Corp.	290,840	17,107,209
Royal Dutch Shell plc, B Shares	680,015	15,066,827
TotalEnergies SE	483,064	23,089,465
		163,446,476
Paper and Forest Products — 0.7%
Mondi plc	680,435	16,674,731
Personal Products — 1.2%
Unilever plc	517,170	27,935,508
Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	359,250	21,256,823
Johnson & Johnson	405,492	65,486,958
Merck & Co., Inc.	690,192	51,840,321
Pfizer, Inc.	692,113	29,767,780
Roche Holding AG	41,770	15,244,787
Teva Pharmaceutical Industries Ltd., ADR(1)	1,448,337	14,106,802
		197,703,471
Road and Rail — 1.0%
Heartland Express, Inc.	1,440,581	23,078,108
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	831,562	44,305,623
QUALCOMM, Inc.	121,744	15,702,541
		60,008,164
Software — 1.4%
Open Text Corp.	328,090	15,991,107
Oracle Corp. (New York)	182,569	15,907,237
		31,898,344
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	105,976	22,137,327
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	443,065	12,122,258
8

	Shares	Value
Textiles, Apparel and Luxury Goods — 1.2%
Ralph Lauren Corp.	104,900	$11,648,096
Tapestry, Inc.	403,012	14,919,504
		26,567,600
Trading Companies and Distributors — 1.0%
MSC Industrial Direct Co., Inc., Class A	273,089	21,899,007
TOTAL COMMON STOCKS (Cost $1,461,970,140)		2,252,353,820
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 5/15/23, valued at $10,806,289), in a joint trading account at 0.02%, dated 9/30/21, due 10/1/21 (Delivery value $10,591,024)		10,591,018
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $36,017,281), at 0.01%, dated 9/30/21, due 10/1/21 (Delivery value $35,311,010)		35,311,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,317,845	12,317,845
TOTAL TEMPORARY CASH INVESTMENTS (Cost $58,219,863)		58,219,863
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,520,190,003)		2,310,573,683
OTHER ASSETS AND LIABILITIES — 0.2%		5,288,081
TOTAL NET ASSETS — 100.0%		$2,315,861,764

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,189,603	AUD	12,653,847	Bank of America N.A.	12/31/21	$37,184
USD	488,027	AUD	676,455	Bank of America N.A.	12/31/21	(1,247)
USD	11,892,315	CAD	15,141,117	Morgan Stanley	12/31/21	(62,655)
USD	10,672,230	CHF	9,819,092	Morgan Stanley	12/30/21	111,543
USD	915,317	CHF	844,789	Morgan Stanley	12/30/21	6,725
USD	110,583,184	EUR	94,066,115	Credit Suisse AG	12/31/21	1,404,641
USD	44,256,774	GBP	32,415,326	JPMorgan Chase Bank N.A.	12/31/21	569,951
USD	16,730,058	JPY	1,832,426,550	Bank of America N.A.	12/30/21	250,142
USD	8,490,764	NOK	73,340,110	UBS AG	12/30/21	107,311
						$2,423,595

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

SEPTEMBER 30, 2021 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,520,190,003)	$2,310,573,683
Foreign currency holdings, at value (cost of $156,650)	156,539
Receivable for investments sold	5,638,239
Receivable for capital shares sold	1,035,844
Unrealized appreciation on forward foreign currency exchange contracts	2,487,497
Dividends and interest receivable	4,849,046
Securities lending receivable	4,086
2,324,744,934

Liabilities
Payable for investments purchased	5,857,064
Payable for capital shares redeemed	1,060,657
Unrealized depreciation on forward foreign currency exchange contracts	63,902
Accrued management fees	1,780,455
Distribution and service fees payable	121,092
8,883,170

Net Assets	$2,315,861,764

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,373,975,803
Distributable earnings	941,885,961
$2,315,861,764

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,268,190,830	132,760,255	$9.55
I Class, $0.01 Par Value	$524,622,113	54,802,432	$9.57
Y Class, $0.01 Par Value	$113,234,627	11,826,986	$9.57
A Class, $0.01 Par Value	$67,395,050	7,063,603	$9.54*
C Class, $0.01 Par Value	$9,621,202	1,028,017	$9.36
R Class, $0.01 Par Value	$239,516,743	25,083,723	$9.55
R5 Class, $0.01 Par Value	$2,566,489	268,147	$9.57
R6 Class, $0.01 Par Value	$90,714,710	9,472,981	$9.58
*Maximum offering price $10.12 (net asset value divided by 0.9425).

See Notes to Financial Statements.

10

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $576,742)	$32,521,417
Securities lending, net	67,513
Interest	2,816
32,591,746

Expenses:
Management fees	11,677,325
Distribution and service fees:
A Class	86,111
C Class	49,177
R Class	606,589
Directors' fees and expenses	33,868
Other expenses	420
12,453,490

Net investment income (loss)	20,138,256

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	192,203,258
Forward foreign currency exchange contract transactions	4,797,392
Foreign currency translation transactions	(7,567)
196,993,083

Change in net unrealized appreciation (depreciation) on:
Investments	(119,892,407)
Forward foreign currency exchange contracts	(759,378)
Translation of assets and liabilities in foreign currencies	(16,181)
(120,667,966)

Net realized and unrealized gain (loss)	76,325,117

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,463,373

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2021 (UNAUDITED) AND YEAR ENDED MARCH 31, 2021
Increase (Decrease) in Net Assets	September 30, 2021	March 31, 2021
Operations
Net investment income (loss)	$20,138,256	$42,081,542
Net realized gain (loss)	196,993,083	110,465,919
Change in net unrealized appreciation (depreciation)	(120,667,966)	939,867,042
Net increase (decrease) in net assets resulting from operations	96,463,373	1,092,414,503

Distributions to Shareholders
From earnings:
Investor Class	(11,122,377)	(47,389,449)
I Class	(5,055,880)	(18,043,626)
Y Class	(1,402,813)	(3,313,630)
A Class	(506,309)	(1,899,039)
C Class	(37,270)	(261,340)
R Class	(1,484,578)	(6,184,829)
R5 Class	(24,376)	(69,988)
R6 Class	(955,968)	(3,640,523)
Decrease in net assets from distributions	(20,589,571)	(80,802,424)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(369,620,257)	(300,990,460)

Net increase (decrease) in net assets	(293,746,455)	710,621,619

Net Assets
Beginning of period	2,609,608,219	1,898,986,600
End of period	$2,315,861,764	$2,609,608,219

See Notes to Financial Statements.

12

Notes to Financial Statements

SEPTEMBER 30, 2021 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.
The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
13

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
14

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

15

The management fee schedule range and the effective annual management fee for each class for the period ended September 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	1.00%
I Class	0.65% to 0.80%	0.80%
Y Class	0.50% to 0.65%	0.65%
A Class	0.85% to 1.00%	1.00%
C Class	0.85% to 1.00%	1.00%
R Class	0.85% to 1.00%	1.00%
R5 Class	0.65% to 0.80%	0.80%
R6 Class	0.50% to 0.65%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended September 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $481,656 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 2021 were $451,485,199 and $807,467,189, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2021		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,350,000,000		1,350,000,000
Sold	6,126,755	$59,358,750	20,891,001	$162,180,523
Issued in reinvestment of distributions	1,132,271	10,720,778	5,782,191	45,104,856
Redeemed	(40,971,808)	(400,032,388)	(91,975,737)	(668,759,186)
	(33,712,782)	(329,952,860)	(65,302,545)	(461,473,807)
I Class/Shares Authorized	400,000,000		400,000,000
Sold	2,759,359	26,634,011	51,227,913	357,034,754
Issued in reinvestment of distributions	527,534	5,004,768	2,287,477	17,868,731
Redeemed	(5,142,597)	(49,942,653)	(22,514,917)	(170,343,966)
	(1,855,704)	(18,303,874)	31,000,473	204,559,519
Y Class/Shares Authorized	130,000,000		130,000,000
Sold	4,879,635	46,533,867	6,831,633	51,846,513
Issued in reinvestment of distributions	131,300	1,248,854	350,684	2,783,963
Redeemed	(6,099,407)	(59,457,524)	(1,838,386)	(13,846,282)
	(1,088,472)	(11,674,803)	5,343,931	40,784,194
A Class/Shares Authorized	60,000,000		60,000,000
Sold	761,770	7,334,320	1,553,173	12,101,266
Issued in reinvestment of distributions	48,369	457,236	219,542	1,712,093
Redeemed	(907,050)	(8,732,024)	(2,976,521)	(22,195,383)
	(96,911)	(940,468)	(1,203,806)	(8,382,024)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	190,537	1,819,463	205,865	1,602,499
Issued in reinvestment of distributions	3,964	36,791	33,493	256,871
Redeemed	(175,560)	(1,663,271)	(1,011,329)	(7,680,219)
	18,941	192,983	(771,971)	(5,820,849)
R Class/Shares Authorized	175,000,000		175,000,000
Sold	636,916	6,157,731	2,127,440	15,336,461
Issued in reinvestment of distributions	156,882	1,484,578	788,342	6,184,619
Redeemed	(1,170,116)	(11,275,642)	(2,259,988)	(18,088,339)
	(376,318)	(3,633,333)	655,794	3,432,741
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	22,583	220,886	26,422	196,902
Issued in reinvestment of distributions	2,571	24,376	8,910	69,988
Redeemed	(1,382)	(13,124)	(13,919)	(105,851)
	23,772	232,138	21,413	161,039
R6 Class/Shares Authorized	150,000,000		150,000,000
Sold	1,508,904	14,577,588	6,460,861	49,366,293
Issued in reinvestment of distributions	99,916	948,470	445,647	3,462,825
Redeemed	(2,170,079)	(21,066,098)	(17,181,917)	(127,080,391)
	(561,259)	(5,540,040)	(10,275,409)	(74,251,273)
Net increase (decrease)	(37,648,733)	$(369,620,257)	(40,532,120)	$(300,990,460)
17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$18,710,913	$24,826,042	—
Automobiles	16,051,460	12,263,703	—
Banks	271,923,473	16,027,880	—
Electronic Equipment, Instruments and Components	—	9,763,180	—
Food and Staples Retailing	20,792,848	20,648,005	—
Food Products	78,371,887	30,655,245	—
Hotels, Restaurants and Leisure	—	15,574,775	—
Industrial Conglomerates	53,246,728	26,334,982	—
Machinery	—	13,302,813	—
Metals and Mining	—	12,874,915	—
Oil, Gas and Consumable Fuels	125,290,184	38,156,292	—
Paper and Forest Products	—	16,674,731	—
Personal Products	—	27,935,508	—
Pharmaceuticals	182,458,684	15,244,787	—
Other Industries	1,205,224,785	—	—
Temporary Cash Investments	12,317,845	45,902,018	—
	$1,984,388,807	$326,184,876	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,487,497	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$63,902	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $240,565,308.
The value of foreign currency risk derivative instruments as of September 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $2,487,497 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $63,902 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2021, the effect of foreign currency risk derivative instruments on the Statement of Operations was $4,797,392 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(759,378) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
9. Federal Tax Information
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,597,803,879
Gross tax appreciation of investments	$737,205,444
Gross tax depreciation of investments	(24,435,640)
Net tax appreciation (depreciation) of investments	$712,769,804

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021(3)	$9.32	0.08	0.23	0.31	(0.08)	—	(0.08)	$9.55	3.37%	1.00%(4)	1.57%(4)	18%	$1,268,191
2021	$5.92	0.14	3.55	3.69	(0.15)	(0.14)	(0.29)	$9.32	63.17%	1.00%	1.88%	53%	$1,550,992
2020	$8.10	0.15	(1.60)	(1.45)	(0.14)	(0.59)	(0.73)	$5.92	(19.92)%	1.00%	1.90%	46%	$1,373,039
2019	$8.65	0.15	0.15	0.30	(0.14)	(0.71)	(0.85)	$8.10	4.01%	0.98%	1.70%	48%	$1,845,967
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
I Class
2021(3)	$9.34	0.09	0.23	0.32	(0.09)	—	(0.09)	$9.57	3.46%	0.80%(4)	1.77%(4)	18%	$524,622
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$529,024
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$152,349
2019	$8.67	0.16	0.15	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$313,183
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448
Y Class
2021(3)	$9.34	0.09	0.24	0.33	(0.10)	—	(0.10)	$9.57	3.54%	0.65%(4)	1.92%(4)	18%	$113,235
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$120,607
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.60)%	0.65%	2.25%	46%	$44,963
2019	$8.67	0.19	0.14	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$307,792
2018(5)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(4)	2.15%(4)	35%(6)	$1,038

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021(3)	$9.31	0.06	0.24	0.30	(0.07)	—	(0.07)	$9.54	3.24%	1.25%(4)	1.32%(4)	18%	$67,395
2021	$5.92	0.12	3.54	3.66	(0.13)	(0.14)	(0.27)	$9.31	62.58%	1.25%	1.63%	53%	$66,639
2020	$8.09	0.13	(1.59)	(1.46)	(0.12)	(0.59)	(0.71)	$5.92	(20.01)%	1.25%	1.65%	46%	$49,497
2019	$8.65	0.12	0.15	0.27	(0.12)	(0.71)	(0.83)	$8.09	3.63%	1.23%	1.45%	48%	$80,120
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
C Class
2021(3)	$9.13	0.03	0.24	0.27	(0.04)	—	(0.04)	$9.36	2.91%	2.00%(4)	0.57%(4)	18%	$9,621
2021	$5.81	0.07	3.46	3.53	(0.07)	(0.14)	(0.21)	$9.13	61.27%	2.00%	0.88%	53%	$9,212
2020	$7.95	0.07	(1.56)	(1.49)	(0.06)	(0.59)	(0.65)	$5.81	(20.58)%	2.00%	0.90%	46%	$10,340
2019	$8.51	0.06	0.14	0.20	(0.05)	(0.71)	(0.76)	$7.95	2.92%	1.98%	0.70%	48%	$20,369
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124
R Class
2021(3)	$9.31	0.05	0.25	0.30	(0.06)	—	(0.06)	$9.55	3.22%	1.50%(4)	1.07%(4)	18%	$239,517
2021	$5.92	0.10	3.54	3.64	(0.11)	(0.14)	(0.25)	$9.31	62.15%	1.50%	1.38%	53%	$237,129
2020	$8.10	0.11	(1.60)	(1.49)	(0.10)	(0.59)	(0.69)	$5.92	(20.31)%	1.50%	1.40%	46%	$146,876
2019	$8.65	0.10	0.15	0.25	(0.09)	(0.71)	(0.80)	$8.10	3.50%	1.48%	1.20%	48%	$175,855
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021(3)	$9.34	0.09	0.23	0.32	(0.09)	—	(0.09)	$9.57	3.46%	0.80%(4)	1.77%(4)	18%	$2,566
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	2.08%	53%	$2,281
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	2.10%	46%	$1,324
2019	$8.67	0.18	0.13	0.31	(0.15)	(0.71)	(0.86)	$8.12	4.21%	0.78%	1.90%	48%	$1,692
2018(5)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(4)	1.78%(4)	35%(6)	$5
R6 Class
2021(3)	$9.34	0.09	0.25	0.34	(0.10)	—	(0.10)	$9.58	3.65%	0.65%(4)	1.92%(4)	18%	$90,715
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	2.23%	53%	$93,724
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.59)%	0.65%	2.25%	46%	$120,598
2019	$8.67	0.18	0.15	0.33	(0.17)	(0.71)	(0.88)	$8.12	4.36%	0.63%	2.05%	48%	$234,991
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Six months ended September 30, 2021 (unaudited).
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through March 31, 2018.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

23

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board
24

found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a change in the fee schedule for the Fund that should
25

result in a reduction of the Fund's management fee beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-90807 2111

(b) None.

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semiannual report filings.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable for semiannual report filings.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	November 23, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	November 23, 2021